                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                WD-40 COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                  WD-40 COMPANY

                                1061 Cudahy Place
                           San Diego, California 92110

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders:

       The 1999 Annual Meeting of Shareholders will be held at the Mission Valley Doubletree Hotel, Grand Ballroom, 901 Camino del Rio South, San Diego, California 92108, on Tuesday, December 14, 1999, at 2:00 p.m. for the following purposes:

       1. To elect a Board of Directors for the ensuing year and until their successors are elected and qualified;

       2. To change the state of incorporation of the Company from California to Delaware;

       3. To increase the number of authorized shares of common stock of the Company from 18,000,000 to 36,000,000;

       4. To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year 2000; and

       5. To consider and act upon such other business as may properly come before the meeting.

       Only the shareholders of record at the close of business on October 18, 1999 are entitled to vote at the meeting.

                                              By Order of the Board of Directors
                                                               Harlan F. Harmsen
                                                                       Secretary

San Diego, California
November 9, 1999

                                 PROXY STATEMENT

                               GENERAL INFORMATION

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of WD-40 Company for use at its Annual Meeting of Shareholders to be held on December 14, 1999, and at any postponements or adjournments thereof. This Proxy Statement and enclosed form of Proxy are first sent to shareholders on or about November 9, 1999.

        At the meeting, the shareholders of WD-40 Company will vote to (i) elect the Board of Directors for the ensuing year, (ii) change the state of incorporation of the Company from California to Delaware, (iii) increase the number of authorized shares of common stock of the Company from 18,000,000 to 36,000,000, and (iv) ratify the selection of PricewaterhouseCoopers LLP as the Company's independent accountants. Detailed information concerning these matters is set forth below. Management knows of no other business to come before the meeting.

        The close of business on October 18, 1999 is the record date for shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders of WD-40 Company. On October 18, 1999, WD-40 Company had outstanding 15,562,811 Common Shares. Shareholders of record entitled to vote at the meeting will have one vote for each share so held on the matters to be voted upon. A majority of the outstanding shares will constitute a quorum at the meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum.

        If the enclosed form of Proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the instructions specified thereon. Except as described herein with respect to broker non-votes, if no specification is made, the shares will be voted by the proxy holder as set forth on the Proxy. A Proxy may be revoked by attendance at the meeting or by filing a Proxy bearing a later date with the Secretary of the Company.

        The cost of soliciting proxies will be borne by the Company. Solicitations other than by mail may be made by telephone or in person by employees of the Company for which the expense will be nominal.

                           PRINCIPAL SECURITY HOLDERS

        The following table sets forth information concerning those persons known to the Company to be the beneficial owners of more than 5% of the common stock of the Company.

                                                        Amount and Nature
                                                          of Beneficial
                                                             Ownership                       Percent
Name and Address of Beneficial Owner                      October 18, 1999                   of Class
------------------------------------                      ----------------                   --------
Mario L. Crivello                                               995,502(1)                     6.4%
San Diego, California

1 Mr. Crivello has sole voting and investment power over 885,514 shares held in trust for the benefit of his mother and remainder beneficiaries. He also has sole voting and investment power over 14,780 shares held as custodian for children and 95,208 shares held directly.

                                   ITEM NO. 1

                       NOMINEES FOR ELECTION AS DIRECTORS
                      AND SECURITY OWNERSHIP OF MANAGEMENT

        Unless marked to the contrary, the Proxies received will be voted for the election of the ten nominees named below to serve as Directors until the next Annual Meeting of Shareholders and until their successors are elected or appointed. In the event any nominee is unable or declines to serve as a Director at the time of the Annual Meeting, his or her Proxy will be voted for a nominee designated by the present Board of Directors to fill such vacancy.

        Each shareholder entitled to vote at the Annual Meeting has the right to vote his or her shares cumulatively for the election of Directors, provided at least one shareholder has given notice at the meeting of his or her intention to vote cumulatively. If cumulative voting is in effect, each shareholder will be entitled to cast as many votes as there are Directors to be elected multiplied by the number of shares registered in his or her name on the record date, and to cast all such votes for one candidate or to distribute such votes among the nominees in accordance with his or her choice.

        If cumulative voting is in effect at the Annual Meeting, unless otherwise indicated by the shareholder, the persons named in the enclosed form of Proxy will vote, in their discretion, for one or more of the nominees for whom authority was not withheld and will cumulate votes in such a manner so as to assure the election of the maximum number of the nominees of the Board.

        To be elected as a Director, a nominee must receive the affirmative vote of a plurality of votes of Common Shares present or represented at the meeting and entitled to vote for the election of Directors, whether cumulative voting is in effect or not. Withheld votes and broker non-votes (which are treated as "withheld" votes) are not counted as votes in favor of any nominee.

        Article III, Section 2 of the Bylaws of the Company, duly adopted by its shareholders on November 25, 1997, provides that the authorized number of Directors of the Company shall be not less than nine nor more than twelve until changed by amendment of the Articles of Incorporation or by a bylaw duly adopted by the shareholders. The exact number of Directors is to be fixed from time to time by a bylaw or amendment thereof duly adopted by the shareholders or by the Board of Directors. The number of Directors was fixed at ten upon adoption of Article III, Section 2 of the Bylaws by the shareholders on November 25, 1997.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

        The following table sets forth certain information, including beneficial ownership of the Company's common stock, for the ten nominees, for the executive officers named in the Summary Compensation Table on Page 15, and for all Directors and executive officers as a group.

                                                                               AMOUNT AND NATURE OF
                                                                               BENEFICIAL OWNERSHIP
                                                              DIRECTOR         OCTOBER 18, 1999(1)
NOMINEE                  AGE   PRINCIPAL OCCUPATION            SINCE       NUMBER       PERCENT OF CLASS
-------                  ---   --------------------            -----       ------       ----------------
John S. Barry             75   Retired; Former Chief            1970       403,145            2.6%
                               Executive Officer and Present
                               Chairman, WD-40 Company

Mario L. Crivello         59   Investor                         1994       995,502(2)         6.4%


Daniel W. Derbes          69   President, Signal Ventures       1984         1,250             *

Harlan F. Harmsen         72   Retired Attorney;                1977         6,400(3)          *
                               Secretary, WD-40 Company

Jack L. Heckel            68   Retired; Former President and    1989         4,080             *
                               Chief Operating Officer,
                               GenCorp

Garry O. Ridge            43   President and Chief              1997        45,877(4)         *
                               Executive Officer,
                               WD-40 Company

Margaret L. Roulette      75   Investor                         1977       761,145(5)         4.9%

Gerald C. Schleif         64   Retired, Former President and    1989        50,292             *
                               Chief Executive Officer,
                               WD-40 Company

C. Fredrick Sehnert       68   Retired; Former Chairman         1983         1,063             *
                               and Chief Executive Officer,
                               Laser Precision Corp.

Edward J. Walsh           67   President, The Sparta Group,     1988         1,250             *
                               Ltd

EXECUTIVE OFFICERS

Michael L. Freeman        46   Vice President Operations and    N/A         18,848(6)          *
                               Chief Information Officer,
                               WD-40 Company

Geoffrey J. Holdsworth    37   Managing Director Asia/Pacific   N/A         10,824(7)          *
                               WD-40 Company (Australia)
                               Pty. Limited

Graham P. Milner          45   Senior Vice President,           N/A         28,373(8)          *
                               The Americas, WD-40 Company

William B. Noble          41   Managing Director Europe,        N/A         19,613(9)          *
                               WD-40 Company Ltd. (U.K.)

Thomas J. Tranchina       51   Vice President Finance, Chief    N/A          5,821(10)         *
                               Financial Officer and Treasurer,
                               WD-40 Company

All Directors and Executive
Officers as a Group                                                      2,353,483(11)       15.0%

* Less than one (1) percent.

1    All shares owned directly unless otherwise indicated.

2 Mr. Crivello has sole voting and investment power over 885,514 shares held in trust for the benefit of his mother and remainder beneficiaries. He also has sole voting and investment power over 14,780 shares held as custodian for children and 95,208 shares held directly.

3 Mr. Harmsen has sole voting and investment power over 400 shares held in trust for others and 6,000 shares held directly.

4 Mr. Ridge has the right to acquire 36,770 shares upon exercise of stock options. Mr. Ridge has voting power over 607 shares held under the Company's 401(k) Plan.

5 Mrs. Roulette has sole voting and investment power over all shares held in trust for herself and remainder beneficiaries.

6 Mr. Freeman has the right to acquire 15,187 shares upon exercise of stock options. Mr. Freeman has voting power over 861 shares held under the Company's 401(k) Plan.

7 Mr. Holdsworth has the right to acquire 10,524 shares upon exercise of stock options.

8 Mr. Milner has the right to acquire 25,857 shares upon exercise of stock options. Mr. Milner has voting power over 884 shares held under the Company's 401(k) Plan.

9 Mr. Noble has the right to acquire 19,513 shares upon exercise of stock options.

10 Mr. Tranchina has the right to acquire 4,335 shares upon exercise of stock options and he has voting power over 117 shares held under the Company's 401(k) Plan. Mr. Tranchina shares investment power over
     261 shares owned by his parents.

11 Total includes the rights of executive officers to acquire 112,186 shares upon exercise of stock options and also includes 2,469 shares held under the Company's 401(k) Plan over which individual executive officers have voting power.


NOMINEES FOR ELECTION AS DIRECTORS

        John S. Barry joined the Company in 1969 as President, became a Director in 1970 and served as Treasurer from 1972 until 1989. He served as Chief Executive Officer from 1990 until 1992. Mr. Barry was elected Chairman of the Board in 1990.

        Mario L. Crivello was elected to the Board of Directors in 1994 following the death of his father, Sam Crivello, a Company founder. Mr. Crivello is retired, having been the managing owner and master of Tuna Purse Seiners.

        Daniel W. Derbes was elected to the Board of Directors in 1984. He is President of Signal Ventures, a venture capital firm. Mr. Derbes served as President of Allied-Signal International, Inc. and Executive Vice President of the parent corporation until his retirement in 1988. Mr. Derbes is also a director of Sempra Energy Corporation (and its subsidiaries, San Diego Gas & Electric Company, Pacific Enterprises, Enova Corporation and Southern California Gas Co.) as well as Oak Industries, Inc.

        Harlan F. Harmsen practiced law in San Diego, California from 1957 to 1989. He has been a Director of the Company since 1977 and was named Secretary of the Company in 1982.

        Jack L. Heckel was elected to the Board of Directors in 1984. He served as President and Chief Operating Officer of GenCorp from 1987 through 1993. He was named President of Aerojet General (a division of GenCorp) in 1981 and was elected Chairman of the Board in 1984. Mr. Heckel joined Aerojet General in 1956 and served as a Group Vice President from 1977 through 1981. Mr. Heckel is also a director of Advanced Tissue Sciences, Inc. and Applied Power Corporation.

        Garry O. Ridge joined WD-40 Company in 1987 as Managing Director, WD-40 Company (Australia) Pty. Limited and he was responsible for company operations throughout the Pacific and Asia. Mr. Ridge transferred to the corporate office in September 1994 as Director International Operations and was elected Vice President - International in June 1995. He was elected to the position of Executive Vice President/Chief Operating Officer in December 1996 and he was named President and Chief Executive Officer as of October 1, 1997. He was also elected to the Board of Directors on November 25, 1997. Prior to joining WD-40 Company Mr. Ridge was Managing Director of Mermax Pacific Pty. Ltd. and held a number of senior management positions with Hawker Pacific Pty. Ltd. (A Hawker Siddeley PLC Group Company) which was a licensee for WD-40 until 1988.

        Margaret L. Roulette is the sister of Mrs. John S. Barry and is the widow of Robert S. Roulette, a former Director and founder of the Company. Mrs. Roulette is an investor. She has been a Director since 1977.

        Gerald C. Schleif joined the Company in 1969 as Marketing Manager. Mr. Schleif served as Chief Executive Officer from 1992 and as Company President from 1990 through September 1997. He held the offices of Vice President-Marketing, Executive Vice President, Treasurer and Chief Operating Officer. Mr. Schleif has been a Director since 1989.

        C. Fredrick Sehnert has been a Director of the Company since 1983. Mr. Sehnert served as Chairman and Chief Executive Officer of Laser Precision Corp. from 1991 through 1994. Previously, he served as President of Wavetek Corporation from 1988 until 1991 and he was President of Software Products International, Inc. from 1986 until 1988. Mr. Sehnert was employed by Kratos, Inc. from 1976 through 1984, serving as Chairman and Chief Executive Officer from 1981 until 1984.

        Edward J. Walsh was elected to the Board of Directors in 1988. He is President of The Sparta Group, Ltd., a business consulting organization. Mr. Walsh was employed by The Dial Corporation and its predecessor, Armour-Dial Corporation, for 27 years, serving as its President and Chief Executive Officer from 1984 to 1987. He is also a director of Guest Supply, Inc. and Nortrust of Arizona Holding Corporation.

RELATED PARTY TRANSACTION

        The Company's Director of Supply Logistics is Randall Barry who is the son of John S. Barry. Randall Barry has been an employee of the Company since 1984. For fiscal year 1999, Randall Barry received total cash compensation in the amount of $95,755 and employer contributions to the Company's Pension and Profit Sharing Plans were allocable to his account in the amount of $17,552.

COMPENSATION, COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

        In September 1998, the Board of Directors adopted new policies for the compensation of outside directors effective January 1, 1999. Each outside director receives an annual fee of $15,000, payable in quarterly installments. In February 1999 the Board adopted a Non-Employee Director Restricted Stock Plan to provide for the issuance of 250 shares of restricted common stock of the Company to each non-employee member of the Board of Directors in lieu of $5,000 of cash compensation. The issuance of shares in lieu of cash compensation is mandatory for any Director who does not hold shares of the Company having a fair market value of at least $50,000 and optional for all other Directors. The shares do not become vested for resale for a period of five years except in the event of death or retirement from the Board. The number of shares to be issued will be reviewed annually to account for changes in the price of the shares on the open market.

        There were four scheduled meetings of the Board of Directors during the last fiscal year. All directors attended at least 75 percent of the aggregate of the total number of meetings of the Board and of all committees on which the director served. The Board of Directors has an Audit Committee, a Governance and Nominating Committee, and a Compensation Committee.

        The Audit Committee is comprised of Edward J. Walsh (Chairman), Jack
L. Heckel and C. Fredrick Sehnert. One meeting was held during the last fiscal year to consider the annual audit and review the audit with the independent accountants after its completion. The Audit Committee also provides its recommendations to the full Board of Directors with respect to the selection and appointment of independent accountants for the Company.

        The Governance and Nominating Committee is comprised of Daniel W. Derbes (Chairman), John S. Barry, Jack L. Heckel and Garry O. Ridge. Two meetings were held during the last fiscal year. The Governance and Nominating Committee was established to provide for regular evaluation of succession plans and the performance, independence, qualifications and integrity of both the Board of Directors and the management of the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Compensation Committee for the past fiscal year was comprised of Daniel W. Derbes (Chairman), Jack L. Heckel, C. Fredrick Sehnert and Edward
J. Walsh, all of whom are outside directors.

        The function of the Compensation Committee is to provide guidance to the Board of Directors and oversight for all executive compensation and benefit programs. The Committee provides recommendations for base salary and incentive compensation awards for the CEO and executive officers. The Compensation Committee also serves as the Stock Option Committee with authority to grant options and administer the Company's Incentive Stock Option Plans. The Compensation Committee met twice during the last fiscal year.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's stock, to file with the Securities Exchange Commission initial reports of stock ownership and reports of changes in stock ownership. Reporting persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

        To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company during the last fiscal year and written representations that no other reports were required, all Section 16(a) requirements were complied with by all persons required to report with respect to the Company's stock during the last fiscal year.

                                   ITEM NO. 2

                           REINCORPORATION IN DELAWARE

         The Board has unanimously approved a proposal to change the Company's state of incorporation from California to Delaware. For the reasons set forth below, the Board believes that the best interests of the Company and its shareholders will be served by such a reincorporation. The Board urges shareholders to read this section of the Proxy Statement and the related appendices carefully before voting on the proposed reincorporation.

         Throughout this section of the Proxy Statement, the term "WD-40 California" refers to WD-40 Company, the existing California corporation, the term "WD-40 Delaware" refers to the new Delaware corporation of the same name (which is currently a wholly-owned subsidiary of WD-40 California and which would be the successor to WD-40 California in the proposed reincorporation) and the term "Company" refers to WD-40 California or WD-40 Delaware, as appropriate in the context.

         The Company proposes to accomplish the reincorporation by merging WD-40 California into WD-40 Delaware. Upon completion of this merger, WD-40 California would cease to exist. WD-40 Delaware would succeed to all of the assets and liabilities of WD-40 California and would operate the business of the Company from that time forward. Pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), each outstanding share of common stock of WD-40 California would automatically convert into one share of common stock, par value $0.001 per share, of WD-40 Delaware. After the proposed reincorporation, each stock certificate representing issued and outstanding shares of WD-40 California common stock would represent the same number of shares of WD-40 Delaware common stock.

         Shareholders would not need to exchange their existing stock certificates for stock certificates of WD-40 Delaware. The common stock of the Company would continue to be traded on the Nasdaq National Market, without interruption, under the same symbol "WDFC" used by WD-40 California prior to the reincorporation. The name of the Company would not change as a result of the proposed reincorporation, nor would the reincorporation result in any change in the Company's business, assets or liabilities. The location of the Company's principal executive offices and all of its operations would remain the same. In addition, each outstanding option or right to acquire shares of WD-40 California common stock would be converted into an option or right to acquire an equal number of shares of WD-40 Delaware common stock, under the same terms and conditions as the original options or rights. WD-40 Delaware would adopt and continue all of the employee benefit plans of WD-40 California, including the Company's 1981 and 1990 Incentive Stock Option Plans.

         California law requires the affirmative vote of a majority of the outstanding shares of WD-40 California common stock for the approval of the proposed reincorporation. If the holders of a majority of such shares approve the proposal as required by California law, the proposal will have been duly approved by the shareholders, and the Board anticipates that the proposal would be implemented as soon as practicable following the Annual Meeting of Shareholders. If the shareholders do not approve the proposal then the proposal will not be implemented. The Merger Agreement allows the Company to abandon the implementation of the proposal, even after the shareholders have approved it, if the Board decides that implementation of the proposal will not serve the best interests of the shareholders. The Board may not amend the principal terms of the Merger Agreement without shareholder approval, but may otherwise amend the Merger Agreement before it becomes effective.

        Pursuant to Item No. 3 below (regarding an "Increase in Authorized Shares of Common Stock"), the Board is seeking shareholder approval of an increase in the Company's authorized number of shares of common stock (from 18,000,000 to 36,000,000). If the reincorporation proposal is approved but the proposal to increase the authorized number of shares of common stock is not approved, the Certificate of Incorporation of WD-40 Delaware will be modified prior to the reincorporation to provide for the authorization of only 18,000,000 shares of common stock.

         APPROVAL BY THE SHAREHOLDERS OF THE REINCORPORATION PROPOSAL WILL CONSTITUTE (i) APPROVAL OF THE MERGER AGREEMENT AND THE CERTIFICATE OF INCORPORATION AND BYLAWS OF WD-40 DELAWARE, COPIES OF WHICH ARE INCLUDED IN THIS PROXY STATEMENT AS APPENDICES A, B AND C, (ii) APPROVAL OF THE FORM OF INDEMNIFICATION AGREEMENT OF WD-40 DELAWARE FOR ITS OFFICERS AND DIRECTORS, A COPY OF WHICH IS INCLUDED IN THIS PROXY STATEMENT AS APPENDIX D, AND (iii) THE ADOPTION AND ASSUMPTION BY WD-40 DELAWARE OF THE EMPLOYEE BENEFIT PLANS OF WD-40 CALIFORNIA.

         The discussion below is qualified in its entirety by reference to the Merger Agreement, the Articles of Incorporation and Bylaws of WD-40 California, the Certificate of Incorporation and Bylaws of WD-40 Delaware, the Indemnification Agreements of WD-40 California and WD-40 Delaware, the California General Corporation Law and the Delaware General Corporation Law.

PRINCIPAL REASONS FOR REINCORPORATION

        As the Company plans for the future, the Board and management believe that it is essential to be able to draw upon well established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company's governance decisions can be based, and the Board and management believe that shareholders will benefit from the responsiveness of Delaware corporate law to their needs and to the needs of the Company.

         For many years, Delaware has followed a policy of encouraging incorporation in Delaware and, in furtherance of that policy, has long been the leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations. The Delaware General Corporation Law is widely regarded as the most extensive and well defined body of corporate law in the United States. Many corporations have initially chosen Delaware for their state of incorporation or have subsequently changed their corporate domicile to Delaware in a manner similar to that proposed by WD-40 California. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. Moreover, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has been developed construing Delaware law and establishing public policies with respect to corporate legal affairs. Furthermore, there is substantial judicial precedent in the Delaware courts as to the legal principles applicable to the conduct of the Board under the business judgment rule. The Company believes that its shareholders will benefit from the well-established and flexible principles of corporate governance that Delaware law affords.

         Delaware, like many other states, permits a corporation to adopt a number of measures through amendment of the corporate charter or bylaws or otherwise, which measures are designed to reduce a corporation's vulnerability to unsolicited takeover attempts. The reincorporation proposal is not being proposed in order to prevent any present attempt known to the Board to acquire control of the Company or to obtain representation on the Board.

         The Board has considered, and may consider in the future, certain defensive strategies designed to enhance the Board's ability to negotiate with an unsolicited bidder. These strategies include, but are not limited to, elimination of the shareholders' ability to act by written consent, the implementation of a classified board, the implementation of requirements for advance notice of any action to be taken at a shareholders' meeting, severance agreements for management and key employees which become effective upon the occurrence of a change in control of the Company and the authorization of preferred stock (the rights and preferences of which could be determined by the Board). Some of these measures may be implemented under California law. There is nonetheless substantial judicial precedent in the Delaware courts as to the legal principles applicable to such defensive measures and as to the conduct of a board under the business judgment rule with respect to unsolicited takeover attempts.

         In addition to the defensive strategies noted above, the Board has considered the possibility of adopting a stockholder rights plan as a defense against potentially abusive takeover tactics, and may adopt one after the reincorporation is approved. Such a plan would provide for substantial dilution of the percentage of stock held by any person who acquires enough stock to exercise substantial control over the Company without previously obtaining the approval of the Board. When used responsibly by a board, a stockholder rights plan can prevent abusive takeover tactics and protect the long-term interests of stockholders. The Board believes that the shareholders will benefit if a potential acquiror of the Company must negotiate directly with the Board, which can conduct negotiations with a full understanding of the Company's long-term business plan and the long-term value of the Company's assets. Delaware courts have approved adoption of stockholder rights plans and the responsible use of a stockholder rights plan by a board to protect the long-term interests of stockholders from dangers associated with a hostile takeover attempt. The validity of stockholder rights plans remains less certain under California law. The proposed reincorporation would therefore allow the Board to adopt a stockholder rights plan, should it elect to do so in the future, with confidence as to the validity of the measure in the Company's state of incorporation.

POSSIBLE DISADVANTAGES

         Despite the unanimous belief of the Board that the reincorporation proposal is in the best interests of the Company and its shareholders, it should be noted that Delaware law has been criticized by some commentators on the grounds that it does not afford minority shareholders the same substantive rights and protections as are available in a number of other states. For a comparison of shareholders' rights and the powers of management under Delaware and California law, see "Significant Differences Between the Corporation Laws of California and Delaware."

CHARTERS AND BYLAWS OF WD-40 CALIFORNIA AND WD-40 DELAWARE

         The provisions of the Certificate of Incorporation and Bylaws of WD-40 Delaware are similar to those of the Articles of Incorporation and Bylaws of WD-40 California in many respects. There are certain differences, however, including those which are noted immediately below. Moreover, certain differences under the laws of Delaware and California, as they affect the charter and bylaws of a company, are also noted below (see "Significant Differences Between the Corporation Laws of California and Delaware"). Approval by shareholders of the reincorporation proposal will constitute an approval of the Certificate of Incorporation and Bylaws of WD-40 Delaware and of each of the provisions set forth therein (see Appendices B and C hereto, respectively).

         SHAREHOLDER POWER TO CALL SPECIAL MEETINGS

         Under California law, a special meeting of shareholders may be called by the Board, the Chairman of the Board, the President, the holders of shares entitled to cast not less than 10% of the votes at such meeting and such persons as are authorized by the articles of incorporation or bylaws. Under Delaware law, a special meeting of stockholders may be called by the Board or by any other person authorized to do so in the certificate of incorporation or the bylaws. Stockholders of a Delaware corporation do not have the right to call a special meeting unless authorized under the corporation's certificate of incorporation or bylaws. Since the Bylaws and Certificate of Incorporation of WD-40 Delaware do not contain provisions permitting any person to call a special stockholders meeting, only the Board of Directors of WD-40 Delaware will have this ability. By not providing for the right of stockholders to call special meetings, it may be more difficult for the stockholders of WD-40 Delaware to initiate action opposed by the Board of Directors other than at the annual meeting of stockholders. However, it will not impair the rights of stockholders to elect the full Board of Directors at an annual meeting or to take action on other issues at that time.

         CUMULATIVE VOTING

         Under California law, any shareholder may cumulate his or her votes in the election of directors upon proper notice of his or her intention to do so, except that corporations listed on the American or New York Stock Exchanges or with securities qualified for trading on the Nasdaq National Market, such as the Company, may eliminate cumulative voting with shareholder approval. Although the Articles of Incorporation of WD-40 California do not provide for cumulative voting, such rights have not been eliminated by the Company under California law and are thus available for shareholders of WD-40 California.

         Under Delaware law, cumulative voting in the election of directors is not mandatory, and such rights will not exist unless provision is made therefore in a corporation's certificate of incorporation. The Certificate of Incorporation of WD-40 Delaware does not provide for cumulative voting. As a result, the holder or holders of shares representing a majority of the votes entitled to be cast in an election of directors for WD-40 Delaware will be able to elect all directors then being elected. The absence of cumulative voting could have the effect of preventing representation of minority stockholders on the Board of Directors of WD-40 Delaware. However, the Board believes that, in general, and especially in publicly-held companies, each director should represent the interests of all stockholders rather than the interests of a special constituency, and that the presence on the Board of one or more directors representing such a constituency could disrupt and impair the efficient management of WD-40 Delaware.

SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF CALIFORNIA AND DELAWARE

         CHANGES IN THE SIZE OF THE BOARD

         Under California law, although changes in the number of directors must in general be approved by the shareholders, the shareholders may approve a provision in a corporation's articles of incorporation or bylaws setting forth a permissible range in the number of directors and the board may fix the exact number of directors within such stated range. Delaware law permits corporations to provide in their certificates of incorporation that their boards are empowered to change the authorized number of directors by amendment to the bylaws or in the manner provided in the bylaws unless the number of directors is fixed in the certificate of incorporation, in which case a change in the number of directors may be made only by amendment to the certificate of incorporation. Like the Bylaws of WD-40 California, the Bylaws of WD-40 Delaware have set a variable range of nine (9) to twelve (12) for the number of directors and, except for fixing the number within such range, require stockholder approval for any modification of such provision. Thus, like WD-40 California, except for modifications of the fixed number of Directors within the range of nine (9) to twelve (12) Directors, changes in the number of Directors will require approval of the stockholders of WD-40 Delaware.

         CLASSIFIED BOARD OF DIRECTORS

         California law generally requires that directors be elected annually but permits a classified board if (a) the corporation is listed on a national stock exchange or (b) the corporation's shares are quoted on the Nasdaq National Market and are held by at least 800 shareholders. Under California law, such a listed corporation may, with the approval of its shareholders, divide its board into two or three classes by adopting amendments to its articles of incorporation or bylaws. California law requires that a corporation that adopts a classified board must have at least six directors authorized if it divides its board into two classes, and must have at least nine directors authorized if it divides its board into three classes. Delaware law permits a corporation to have a classified board, but unlike California law, does not prescribe a minimum number of directors.

         REMOVAL OF DIRECTORS

         Under California law, shareholders may remove a director, with or without cause, by the affirmative vote of a majority of the outstanding shares, unless the corporation has a classified board. If the corporation has a classified board, shareholders cannot remove a director if other shareholders cast votes against the removal in a number sufficient to elect the director under cumulative voting. Under Delaware law, stockholders can remove a director on a classified board only for cause, unless the certificate of incorporation provides otherwise.

        INDEMNIFICATION AND LIMITATION OF PERSONAL MONETARY LIABILITY OF
        DIRECTORS

         The Certificate of Incorporation of WD-40 Delaware eliminates the liability of Directors to the Company or its stockholders for monetary damages for breach of fiduciary duty as a Director to the fullest extent permissible under Delaware law, as it exists currently and as it may be amended in the future. Similarly, the Articles of Incorporation of WD-40 California eliminate the liability of Directors to the Company to the fullest extent permissible under California law. The provision eliminating monetary liability of directors in the Certificate of Incorporation of WD-40 Delaware is potentially more expansive than the corresponding provision in the Articles of Incorporation of WD-40 California, because it incorporates future amendments to Delaware law with respect to the elimination of such liability. However, no such future amendments are contemplated to the knowledge of the Board, and the Board does not consider the difference to be material. California and Delaware have similar laws allowing a corporation to indemnify its officers, directors, employees and other agents. With certain exceptions, the laws of both states also permit a corporation to adopt charter provisions eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty. This section describes the differences between the laws of the two states with regard to indemnification and limitation of director liability.

         Under Delaware law, a corporation may not eliminate or limit director monetary liability for: (a) breaches of the director's duty of loyalty to the corporation or its stockholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law;
(c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions in which the director receives an improper personal benefit. Delaware law also prohibits a corporation from limiting a director's liability for violations of federal or state securities laws, and does not allow the corporation to affect the availability of non-monetary remedies, such as injunctive relief or rescission, in actions against its directors. California law prohibits the elimination of monetary liability where such liability is based on: (a) intentional misconduct or knowing and culpable violation of law; (b) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the director; (c) receipt of an improper personal benefit; (d) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director, in the ordinary course of performing a director's duties, should be aware of a risk of serious injury to the corporation or its shareholders; (e) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders; (f) transactions between the corporation and a director who has a material financial interest in such transaction; and (g) liability for improper distributions, loans or guarantees.

         California law requires indemnification when an individual director successfully defends an action on the merits, while Delaware law requires indemnification whether the defense is successful or, under circumstances described below, unsuccessful, on the merits or otherwise. Delaware law generally permits indemnification of expenses, including attorneys' fees, which a director actually and reasonably incurs in the defense or settlement of a derivative or third-party action, if a majority of a disinterested quorum of the directors, independent legal counsel or a majority of a quorum of the stockholders determines that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in the best interests of the corporation. Without court approval, however, a corporation may not indemnify a director in a derivative action in which the director is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. Delaware law requires indemnification of expenses when the indemnified individual has successfully defended any action, claim, issue or matter therein, on the merits or otherwise. Under Delaware law and California law, a corporation may advance expenses that the officer or director will incur in defending an action, if the officer or director undertakes to reimburse the corporation if he or she is ultimately not entitled to indemnification. In addition, the laws of both states authorize a corporation to purchase insurance for the benefit of its officers, directors, employees and agents, whether or not the corporation would have the power to indemnify against the liability covered by the policy. California law also permits a California corporation to provide rights to indemnification beyond those provided by law. Accordingly, the Articles of Incorporation of WD-40 California permit indemnification beyond that expressly mandated by California law, in addition to limiting Director monetary liability to the extent permitted by California law. Delaware law also permits a Delaware corporation to provide indemnification in excess of that provided by statute. In contrast to California law, however, Delaware law does not require provisions in the certificate of incorporation authorizing additional indemnification, and does not contain express prohibitions on indemnification in certain circumstances. In any event, the Certificate of Incorporation of WD-40 Delaware permits indemnification beyond that expressly mandated by Delaware law, in addition to limiting Director monetary liability to the extent permitted by Delaware law, and the relevant provision of the Certificate of Incorporation also incorporates future amendments to Delaware law with respect to potentially broader indemnification. As in California, the Delaware courts may limit indemnification based on principles of public policy.

         As authorized by WD-40 California's Articles of Incorporation specifically approved by the shareholders in 1988, the Company entered into indemnification agreements with its directors in 1994. If the reincorporation proposal is approved, WD-40 Delaware will enter into indemnification agreements with its officers and directors, under Delaware law, in substantially the form included in this Proxy Statement as Appendix D and a vote for reincorporation will also constitute approval of such indemnification agreements.

SHAREHOLDER DERIVATIVE SUITS

         California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have held shares at the time of the transaction in question if the shareholder meets certain requirements. Under Delaware law, on the other hand, a stockholder may bring a derivative action on behalf of the corporation only if the stockholder was a stockholder of the corporation at the time of the transaction in question or if he or she later received the stock by operation of law. California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond. Delaware does not have a similar bonding requirement.

         DIVIDENDS AND REPURCHASES OF SHARES

         Under California law, any dividends or other distributions to shareholders, such as redemptions, are limited to the greater of (a) the corporation's retained earnings or (b) an amount that would leave the corporation with assets (excluding certain intangible assets) equal to at least 125% of its liabilities (excluding certain deferred items) and current assets equal to at least 100% (or, in certain circumstances, 125%) of its current liabilities. Delaware law allows the payment of dividends and the redemption of stock out of surplus (including paid-in and earned surplus) or out of net profits for the current and immediately preceding fiscal years.

         INSPECTION OF SHAREHOLDER LISTS

         Both California and Delaware law allow any shareholder to inspect a corporation's shareholder list for a purpose reasonably related to such person's interest as a shareholder. California law provides, in addition, for an absolute right to inspect and copy the corporation's shareholder list by persons holding an aggregate of five percent or more of the corporation's voting shares, or shareholders holding an aggregate of one percent or more of such shares who are contesting an election of directors. Delaware law also provides stockholders with the right to inspect a list of stockholders entitled to vote at a meeting, within a ten-day period preceding the meeting, for any purpose germane to the meeting. Delaware law contains no provisions comparable to the absolute right of inspection provided to certain shareholders by California law.

         STOCKHOLDER APPROVAL OF CERTAIN BUSINESS COMBINATIONS

         Section 203 of the Delaware General Corporation Law prohibits a Delaware corporation from engaging in a business combination with an interested stockholder for three years after the person or entity becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or entity that owns, individually or with or through certain other persons or entities, 15% or more of the corporation's outstanding voting stock, including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or on the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only. The three-year moratorium imposed on business combinations by section 203 does not apply if (a) the board of the subject corporation approves either the business combination or the transaction that resulted in the person or entity becoming an interested stockholder before the stockholder becomes an interested stockholder; (b) on consummation of the transaction that makes him or her an interested stockholder, the interested stockholder owns at least 85% of the corporation's voting stock outstanding at the time the transaction commenced, excluding from the 85% calculation shares owned by directors who are also officers of the subject corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer; or (c) on or after the date the person or entity becomes an interested stockholder, the board approves the business combination and the business combination is also approved at a stockholder meeting by two-thirds of the outstanding voting stock not owned by the interested stockholder. Although a Delaware corporation to which section 203 applies may elect not to be governed by section 203, the Board intends that the provisions of section 203 will apply to WD-40 Delaware. The Board believes that most Delaware corporations have availed themselves of this statute and have not opted out of section 203. The Board also believes that section 203 will encourage any potential acquiror to negotiate with the Board. Section 203 might also limit the ability of a potential acquiror to make a two-tiered bid for WD-40 Delaware that does not treat all stockholders equally. The application of section 203 to WD-40 Delaware will confer on the Board the power to reject a proposed business combination in certain circumstances, even though a potential acquiror may be offering a substantial premium over the market price for WD-40 Delaware's shares. Section 203 would also discourage certain potential acquirors unwilling to comply with its provisions.

         California law requires that holders of common stock receive common stock in a merger of a target corporation with (a) the holder of more than 50% but less than 90% of the target's common stock or (b) its affiliate, unless all of the target's shareholders consent to the transaction. This provision of California law may render a "cash-out" merger by a majority shareholder more difficult to accomplish. Although Delaware law does not parallel California law in this respect, under some circumstances section 203 provides similar protection to stockholders against coercive two-tiered bids for a corporation in which the stockholders are not treated equally.

         In addition to the provisions of section 203, the Certificate of Incorporation of WD-40 Delaware (in Article V) will include the provisions of the Articles of Incorporation of WD-40 California which require approval of any business combination involving a direct or indirect 10% stockholder of the Company by holders of at least 85% of the Company's voting stock unless certain requirements are met (such as Board approval of the business combination in advance of the 10% stockholder's acquisition of such stake).

         APPRAISAL RIGHTS

         Under both California and Delaware laws, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which the shareholder may receive in cash the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction. The limitations on the availability of appraisal rights under California law differ from those under Delaware law. Under Delaware law, fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, and such appraisal rights are not available: (a) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation; (b) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange, designated as a Nasdaq National Market Security or held of record by more than 2,000 holders if such stockholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange, designated as a Nasdaq National Market Security or held of record by more than 2,000 holders, plus cash in lieu of fractional shares of such corporations; or (c) to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger under Delaware law. In contrast, shareholders of a California corporation whose shares are listed on a national securities exchange generally have appraisal rights if the holders of at least five percent of the class of outstanding shares claim the right, or the corporation or any law restricts the transfer of such shares. Appraisal rights are unavailable if the shareholders of a California corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity. Unlike Delaware law, California law generally affords appraisal rights in sale of assets reorganizations.

         CLASS VOTE FOR CERTAIN REORGANIZATIONS

         With certain exceptions, California law requires a majority vote of each class of shares outstanding to approve mergers, reorganizations, certain sales of assets and similar transactions. Delaware law generally does not require class voting for such transactions, except in certain situations involving an amendment of the certificate of incorporation that adversely affects a specific class of shares.

         SUPERMAJORITY CHARTER PROVISIONS

         California law provides that any provision in a corporation's articles of incorporation filed on or after January 1, 1989 that requires approval by a proportion of the outstanding shares larger than a majority will expire in two years. The specified supermajority of shareholders must therefore re-approve supermajority requirements every two years. Delaware law contains no such provision for the expiration of supermajority requirements.

         DISSOLUTION

         Under California law, shareholders holding 50% or more of the total voting power may authorize a corporation's dissolution, with or without the approval of the corporation's board. California corporations may not modify this right in their articles of incorporation. Under Delaware law, unless the board approves the proposal to dissolve, all of the stockholders entitled to vote on the dissolution must unanimously approve the dissolution. If the board initially approves the dissolution, a simple majority of the outstanding shares of the corporation's stock entitled to vote may vote to dissolve the corporation. In the event of such a board-initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority voting requirement. The Certificate of Incorporation of WD-40 Delaware contains no such supermajority voting requirement.

APPLICATION OF THE GENERAL CORPORATION LAW OF CALIFORNIA AFTER THE PROPOSED REINCORPORATION

         Section 2115 of the California General Corporation Law subjects certain corporations organized under other states' laws, but which have specified significant contacts with California, to a number of provisions of the California General Corporation Law. California law provides an exemption from section 2115 for corporations whose shares are traded on the Nasdaq National Market if the corporation has at least 800 stockholders as of the record date for its most recent meeting of stockholders. Inasmuch as WD-40 California meets these requirements and the shareholders of WD-40 California will become the stockholders of WD-40 Delaware, the Board believes that WD-40 Delaware will be exempt from the provisions of section 2115.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED REINCORPORATION

         The reincorporation pursuant to the Merger Agreement is intended to be a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended. Assuming the reincorporation qualifies as a reorganization, neither WD-40 California nor WD-40 Delaware nor their stockholders would recognize gain or loss as a result of the proposed reincorporation. Stockholders would have the same basis in their capital stock of WD-40 Delaware as they have in their capital stock of WD-40 California. Each stockholder's holding period with respect to WD-40 Delaware stock would include the period during which such holder held the corresponding WD-40 California stock if the stockholder held the WD-40 California stock as a capital asset at the time of consummation of the reincorporation. Neither WD-40 California nor WD-40 Delaware has obtained or intends to request a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the reincorporation. The foregoing is only a summary of certain federal income tax consequences. Shareholders should consult their own tax advisers regarding the specific tax consequences to them of the merger, including the applicability of the laws of any state or other jurisdiction.

BOARD RECOMMENDATION AND VOTE REQUIRED

         THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO REINCORPORATE UNDER DELAWARE LAW. The affirmative vote of a majority of the Company's outstanding shares is required for approval of the reincorporation proposal. A vote for the reincorporation proposal will constitute specific approval of (i) the Merger Agreement and all other transactions and proceedings relating to the reincorporation, (ii) the Certificate of Incorporation and Bylaws of WD-40 Delaware, (iii) the form of Indemnification Agreement of WD-40 Delaware for its current and future officers and directors, and (iv) the assumption by WD-40 Delaware of all leases, stock options, employment agreements and other obligations of WD-40 California. An abstention or the failure of a broker or other nominee to vote shares held of record will have the same effect as a vote against the proposal.

                                   ITEM NO. 3

                  INCREASE IN AUTHORIZED SHARES OF COMMON STOCK

         The Board has unanimously approved a proposal to increase the authorized number of shares of common stock from Eighteen Million (18,000,000) to Thirty-Six Million (36,000,000). For the reasons stated below, the Board believes that the Company and its shareholders will be served by such an increase in the authorized common stock of the Company. If approved by the shareholders, the proposed increase will be effected through inclusion of a provision for such amount of authorized common stock in the Certificate of Incorporation for WD-40 Delaware (as discussed in connection with Item No. 2 above to "Reincorporation in Delaware") to be in effect prior to the consummation of the proposed reincorporation. If the reincorporation proposal is not consummated for any reason, then the proposed increase will be effected through an amendment of the Articles of Incorporation of the Company. The affirmative vote of a majority of the outstanding shares of the Company's common stock is required for an increase in the number of shares of authorized common stock.

THE PROPOSAL

         The Articles of Incorporation of the Company presently authorize the issuance of up to Eighteen Million (18,000,000) shares of common stock. The proposed Certificate of Incorporation for WD-40 Delaware (or the proposed amendment to the Articles of Incorporation of the Company) will authorize Thirty-Six Million (36,000,000) shares of common stock. In the instance of the Certificate of Incorporation for WD-40 Delaware, the common stock will have a par value of $0.001 per share. In the event that an amendment is made to the Articles of Incorporation of the Company, the common stock will be without par value.

PURPOSE AND EFFECT OF THE PROPOSAL

         The Company currently has issued and outstanding 15,562,811 shares of common stock. Accordingly, the number of authorized but unissued shares of common stock is relatively small (i.e., 2,437,189 or 13.5% of the total amount of currently authorized shares). The ability of the Company to issue additional shares of common stock will provide the Board with greater flexibility to meet changing market conditions and to take advantage of financial or business opportunities that may arise. The additional shares of common stock may be used, among other things, to raise new capital for expansion, to raise capital or serve as consideration in order to finance a merger with, or acquisition of, another company or to compensate employees, officers or directors of the Company. Although the Board presently has no specific plans for any issuance of additional shares of common stock, and the Company has not entered into any arrangement, agreement or understanding with respect to any such issuance, the availability of the additional shares of common stock will permit the Board to issue such shares expeditiously as appropriate in the best interests of the Company and its shareholders.

         The additional Eighteen Million (18,000,000) shares of common stock will be a part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock presently outstanding.

         By authorizing additional shares of common stock, the possibility will exist that such shares could be utilized to make a potential takeover of the Company more difficult to achieve. For example, if the Board elects to adopt a shareholder rights plan, the availability of such shares could enhance the effectiveness of the plan which, in turn, could deter a third party from attempting a takeover of the Company in the absence of successful negotiations directly with the Board. However, like other aspects of the Board's management of the Company in the interests of the shareholders, any uses of the additional shares of common stock will be subject to the Directors' responsibility to act in a manner they reasonably believe to be in the best interests of the Company and its shareholders.

BOARD RECOMMENDATION AND VOTE REQUIRED

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE INCREASE IN THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK. Adoption of the amendment requires the affirmative vote of a majority of the outstanding shares of the Company's common stock. An abstention or the failure of a broker or other nominee to vote shares held of record will have the same effect as a vote against the proposal.

TEXT OF AMENDMENT

         The proposal would approve Article IV of the Certificate of Incorporation of WD-40 Delaware to read in full as set forth in Appendix B hereto. Alternatively, the proposal would approve Article Fourth of the Articles of Incorporation to read substantially in full like Article IV of the Certificate of Incorporation of WD-40 Delaware, except that Article Fourth of such Articles would not include a designation of par value.

                             EXECUTIVE COMPENSATION

        The following table shows information for the three (3) fiscal years ended August 31, 1999 concerning the Company's Chief Executive Officer and all other executive officers.

                                     SUMMARY COMPENSATION TABLE(1)

                                                                        LONG TERM
                                                    ANNUAL            COMPENSATION        ALL OTHER
                                FISCAL YEAR        COMPENSATION          AWARDS         COMPENSATION(2)
NAME AND PRINCIPAL POSITION    ENDED AUG. 31  SALARY ($)  BONUS ($)  STOCK OPTIONS(#)        ($)
Garry O. Ridge                      1999         $275,000    $106,650      16,000          $26,000(3)
   President and Chief              1998          255,000     150,000      16,000           26,000
   Executive Officer                1997          145,000      50,000       7,000           25,000

Thomas J. Tranchina                 1999         $126,000    $ 29,850       6,000          $25,585(4)
   Vice President Finance           1998           36,250      10,000                           -0-
and Chief Financial Officer

Graham P. Milner                    1999         $149,100    $ 35,150       6,000          $26,000(3)
   Senior Vice President,           1998          140,000      55,000       6,000           26,000
   The Americas                     1997          125,000      40,000       5,000           25,000

Michael L. Freeman                  1999         $143,800    $ 33,750       6,000          $26,000(3)
   Vice President Operations        1998          135,000      55,000       6,000           26,000
   and Chief Information Officer    1997          105,000      30,000       5,000           23,500

William B. Noble1(5)                1999         $172,850    $ 57,600       6,000              $-0-
   Managing Director Europe         1998          154,500      57,900       6,000               -0-
   WD-40 Company Ltd. (U.K.)        1997          126,900      36,700       6,000               -0-

 Geoffrey J. Holdsworth(5)
   Managing Director Asia/Pacific   1999         $ 69,100    $ 40,150       6,000              $-0-
   WD-40 Company (Australia)        1998           65,400      12,950       6,000               -0-
   Pty. Limited                     1997           49,250      18,600       5,000               -0-


1 No information for Other Annual Compensation, Restricted Stock Awards or Long Term Incentive Payouts has been provided because there was no such reportable compensation awarded to, earned by or paid to the individuals named.

2 All Other Compensation includes employer contributions to the Company's Money Purchase Pension Plan, Profit Sharing Plan and 401(k) Plan.

3    Includes $24,000 in contributions to the Company's Money
     Purchase Pension Plan and Profit Sharing Plan and $2,000 in matching contributions to the Company's 401(k) Plan.

4    Includes $23,378 in contributions to the Company's Money
     Purchase Pension Plan and Profit Sharing Plan and $2,207 in matching contributions to the Company's 401(k) Plan.

5 Mr. Noble was employed by the Company's U.K. subsidiary in 1997, 1998 and 1999. Mr. Holdsworth was employed by the Company's
     Australian subsidiary in 1997, 1998 and 1999. Compensation amounts have been converted from local currencies at average annual exchange rates for each year.

                                  STOCK OPTIONS

        The following table sets forth stock options granted pursuant to the Restated WD-40 Company 1990 Incentive Stock Option Plan during the last fiscal year to each of the Company's executive officers named in the Summary Compensation Table above.

                          OPTION GRANTS IN LAST FISCAL YEAR

                                         PERCENT OF TOTAL OPTIONS                                      GRANT
                       OPTIONS GRANTED   GRANTED TO EMPLOYEES IN    EXERCISE PRICE                     DATE
NAME                         (#)             FISCAL YEAR 1999          ($/SH)       EXPIRATION DATE   VALUE(1)
--------------------------------------------------------------------------------------------------------------
Garry O. Ridge               16,000(2)                   9.1%            $23.06         9/29/2008      $68,278
Thomas J. Tranchina           6,000(3)                   3.4              23.06         9/29/2008       25,604
Graham P. Milner              6,000(4)                   3.4              23.06         9/29/2008       25,604
Michael L. Freeman            6,000(5)                   3.4              23.06         9/29/2008       25,604
William B. Noble              6,000(6)                   3.4              23.06         9/29/2008       25,604
Geoffrey J. Holdsworth        6,000(7)                   3.4              23.06         9/29/2008       25,604

1 The Grant Date Value of $4.27 per share has been determined using the Black-Scholes Option Valuation model. The following assumptions were used in determining the value: (i) a dividend yield of 5.55%; (ii) expected volatility of 0.29; (iii) a ten-year risk-free rate of return of 4.59%; and (iv) exercise ten years from the grant date.

2 Mr. Ridge's options are non-qualified options exercisable in full on September 29, 1999.

3 Mr. Tranchina's incentive stock options are exercisable as to 4,335 shares on September 29, 1999 and as to 665 shares on January 1, 2000.

4 Mr. Milner's incentive stock options are exercisable as to 3,563 shares on January 1, 2000 and as to 2,437 shares on January 1, 2001.

5 Mr. Freeman's incentive stock options are exercisable as to 3,836 shares on January 1, 2000 and as to 2,164 shares on January 1, 2001.

6 Mr. Noble's incentive stock options are exercisable as to 2,839 shares on January 1, 2000 and as to 3,161 shares on January 1, 2001.

7 Mr. Holdsworth's incentive stock options are exercisable as to 4,095 shares on January 1, 2000 and as to 1,905 shares on January 1, 2001.



        Except as noted for Mr. Ridge, all options granted during the Company's last fiscal year were granted as Incentive Stock Options. The options may be exercised for cash or in lieu of cash, an option holder may tender shares of the Company's common stock previously held by the option holder. In permitting the exchange of stock upon exercise of options, the Incentive Stock Option Plan restricts the exercise of options with previously owned stock to shares held for a minimum of six months.

        The following table sets forth the number of shares acquired on exercise of stock options in the Company's last fiscal year, the aggregate dollar value realized on exercise of such options and the number and dollar value of unexercised options as of August 31, 1999 for the Company's executive officers named in the Summary Compensation Table above.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR END OPTION VALUES

                                                             NUMBER OF UNEXERCISED OPTIONS     VALUE OF UNEXERCISED IN-THE-MONEY
                                                                AT AUGUST 31, 1999 (#)(1)         OPTIONS AT AUGUST 31, 1999(2)
                        SHARES ACQUIRED  VALUE REALIZED     --------------------------------   ---------------------------------
NAME                    ON EXERCISE (#)       ($)           EXERCISABLE        UNEXERCISABLE    EXERCISABLE       UNEXERCISABLE
---------------------------------------------------------------------------------------------------------------------------------
Garry O. Ridge               -0-            $    -0-          36,770              17,280            $42,241             $24,912

Thomas J. Tranchina          -0-                 -0-            -0-                6,000              -0-                 8,622

Graham P. Milner             250               1,031          25,857               6,561             51,944               8,622

Michael L. Freeman         2,300              15,381          15,187               6,363             16,422               8,622

William B. Noble             -0-                 -0-          19,513               7,087             34,263               8,622

Geoffrey J. Holdsworth       -0-                 -0-          10,524               6,176              7,050               8,622

1 All historical option grant information has been adjusted to account for the 2 for 1 stock split on July 11, 1997.

2 The value of Unexercised In-the-Money Options at August 31, 1999 was determined based on the difference between the exercise price for such options and the closing price of $24.50 for the Company's shares as reported by The Nasdaq Stock Market.


SUPPLEMENTAL DEATH AND RETIREMENT BENEFIT PLANS

        Since 1984 the Board of Directors has adopted Supplemental Death Benefit Plans for certain key employees. Under the Death Benefit Plan agreements, a participating employee's designated beneficiary or the employee's estate will receive a death benefit equal to the employee's then current base salary in the event of death prior to retirement from the Company. No death benefit is payable if retirement benefits become due upon the employee's retirement under the Retirement Benefit Plan agreement.

        Since 1988 the Board of Directors has adopted Supplemental Retirement Benefit Plans for certain key employees. Under the Retirement Benefit Plan agreements, participating employees will receive retirement benefits in the event of the participant's retirement on or after a designated retirement date. The annual retirement benefit for participating employees will be equal to twenty-five percent (25%) of the employee's then current base salary, payable in quarterly installments over a period of fifteen years.

        All benefits under the plans will be subject to payroll taxes and required withholding for state and federal income taxes as deferred compensation. The benefits are funded by key man life insurance policies purchased and owned by the Company. The Board of Directors determines which key employees will participate in the plans and the amount of benefits payable for each participant. Outside directors do not participate in the plans.

        Based upon current (2000) base salaries, the death benefits and annual retirement benefits to be provided under the plans to the executive officers named in the Summary Compensation Table above are set forth below. The retirement benefit will not be payable unless the executive officer retires with the Company on or after reaching the specified retirement age. In such event, the actual amount of the annual benefit will be dependent upon the executive's then current annual salary.

                                     DEATH             ANNUAL RETIREMENT         RETIREMENT
NAME                                 BENEFIT               BENEFIT                   AGE
--------------------------------------------------------------------------------------------
Garry O. Ridge                       $295,500                   $73,875               65
Graham P. Milner                      159,500                    39,875               65
Michael L. Freeman                    154,000                    38,500               65
William B. Noble                          -0-                    45,900               65
Geoffrey J. Holdsworth                 74,500                    18,600               65

EMPLOYMENT AGREEMENTS

        The Company has entered into employment agreements with Mr. Ridge and Mr. Tranchina for three year terms through August 1, 2002, subject to renewal for additional three year terms unless otherwise provided by the Board of Directors. Mr. Ridge will receive an annual base salary of at least $275,000 and Mr. Tranchina will receive an annual base salary of at least $126,000. Each of the officers will receive such incentive bonuses as may be awarded from time to time by the Board of Directors based upon the Company's annually established bonus formula. In the event of a termination of employment without cause following a change of control of the Company (defined as the acquisition by tender offer, or other means of change of ownership, of 15% of the outstanding shares of the Company by a single entity, group or person), Mr. Ridge and Mr. Tranchina would be entitled to receive an amount equal to three times their average annual gross salary, including bonuses, for the five years immediately prior to such termination of employment. In no event will the payments exceed the limitations of Internal Revenue Code Section 280G(d)(2) which limits the deductibility of certain payments to executives upon changes in control.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The compensation philosophy of the Company is to be competitive in the marketplace to attract, retain, and motivate a highly qualified workforce. The Company uses compensation surveys, conducted by independent consultants, to provide data to support the development of competitive compensation plans which reinforce this philosophy. The Compensation Committee of the Board of Directors (the "Committee") determines compensation for the CEO and executive officers. The Committee also serves as the Stock Option Committee under the Company's 1981 and 1990 Incentive Stock Option Plans. In evaluating the CEO's performance, the Committee will measure the year's results against the specific goals set forth in the annual business plan. In addition to financial performance, the Committee considers factors important to the Company such as ethical business conduct, environmental responsiveness, and the general overall perception of the Company by financial and business leaders.

        The Committee is responsible for setting and administering the policies which govern executive compensation and the stock ownership programs of the Company. The members of the Committee are Daniel W. Derbes (Chairman), Jack L. Heckel, C. Fredrick Sehnert and Edward J. Walsh.

        Compensation of the CEO and the CEO's recommendations for the executive officers is reviewed annually by the Committee. Changes proposed for executive officers are evaluated and approved by the Committee on an individual basis. As management responsibilities increase, a greater portion of compensation is driven by financial performance measures.

        There are four components in the Company's executive compensation program:

                i.     Base salary
                ii.    Performance Incentive
                iii.   Pension and Profit Sharing
                iv.    Long-term Stock Options

        The Committee has determined that compensation for the CEO and other executive officers should be weighted more heavily in favor of performance factors. Annual Performance Incentives could range between 0-50% of total cash compensation based on the level of achievement of the current fiscal year's business plan goals.

BASE SALARY

        Base salaries for the CEO and executive officers are established at the beginning of each fiscal year. Detailed position descriptions, scope and complexity of the position as well as external market factors are used to determine base salary levels. Independent compensation surveys such as Wyatt Data Services are the basis for these comparables and base salary levels are pegged at the 50-75th percentile for similar companies. The companies included in these surveys do not necessarily include any of the companies included in the Peer Group identified with reference to the Stock Performance Graph that follows this report. Salary changes are based on guidelines established for all employees using individual performance and comparable adjustments from midpoint levels for the various job classifications. Mr. Ridge's base salary for fiscal year 1999 was $275,000. For fiscal year 2000 Mr. Ridge will receive a base salary of $295,500, an increase of 7.5%.

PERFORMANCE INCENTIVE

        The Performance Incentive is that substantial portion of the annual compensation for each executive officer that is related to and contingent upon the individual's contribution and performance and upon the performance of the Company as a whole. Consideration is also given to the performance of any business units under his or her management. The Performance Incentive bonus can range anywhere from 0-50% of total compensation based primarily on the level of business plan achievement. In this way, the Company seeks to encourage continuing focus on increasing the Company's revenue and profitability and shareholder value while at the same time motivating its executive officers to perform to the fullest extent of their abilities. Mr. Ridge's Performance Incentive compensation for fiscal year 1999 was 27.9% of his total cash compensation.

PENSION AND PROFIT SHARING PLANS

        Since 1963 the Company has maintained tax qualified Pension and Profit Sharing Plans for the benefit of all full time employees, including executive officers. The Company's present Plans include a Money Purchase Pension Plan providing for required contributions for participating employees equal to 10% of their covered compensation, a Profit Sharing Plan providing for discretionary contributions which will be generally limited to 5% of covered compensation and a 401(k) Plan which allows employees to defer up to 6.6% of covered compensation and provides a matching contribution equal to one-half of the amounts deferred. The Plans serve to provide Company employees with tax-advantaged retirement savings and to focus the attention of employees on profits and the effective use of assets.

LONG-TERM STOCK OPTIONS

        The Company has employed stock options as a means of providing long-term compensation to its key employees for many years. Options are granted at the beginning of each fiscal year to executive officers and other employees based upon the level of management responsibility. Options grants are not generally based on prior performance or results of operations. The Company's Stock Option Plan has been established to:

        a.  Focus attention on corporate strategic business direction; and

        b. Increase ownership and retention in the Company's stock, thereby aligning the interests of the participant employees with those of the Company's shareholders.

        For fiscal year 2000, the Stock Option Committee granted options to purchase a total of 247,600 shares to 71 company employees at $23.50 per share on September 28, 1999. In 1997 the Board of Directors significantly increased the number of employees participating in the Stock Option Plan. This increase was due to increased employment as well as a decision to broaden the scope of the Plan to include lower level management employees. The Board of Directors believes that wider participation will further enhance employee productivity, loyalty and commitment as well as providing more employees with an opportunity to benefit from increasing share values.

        On September 28, 1999 Mr. Ridge received options to purchase 20,000 shares. Options granted in September 1998 to Mr. Ridge and the executive officers are set forth in the Stock Option Table included above.



        The Committee believes the Company has a unique overall compensation plan which fulfills current Company philosophy and which historically has been successful in producing increased shareholder value.

            Daniel W. Derbes (Chairman)
            Jack L. Heckel
            C. Fredrick Sehnert
            Edward J. Walsh

                             STOCK PERFORMANCE GRAPH

        The following graph compares the cumulative total shareholder return on the Company's Common Shares with the cumulative total return of a Peer Group of consumer product companies and the Standard & Poor's 500 Composite Stock Index (the "S&P 500 Index") for the five fiscal years ending August 31, 1999. The comparison assumes $100 invested on August 31, 1994 in the Company's Common Shares and in each of the indices.




                          COMPARISON OF FIVE-YEAR CUMULATIVE RETURNS
                         WD-40 Company, a Peer Group and S&P 500 Index

                               [STOCK PERFORMANCE GRAPH]



                                                YEAR ENDED AUGUST 31

                       1994           1995           1996            1997           1998           1999
                       ----           ----           ----            ----           ----           ----
WD-40 Company         100.00         108.96         121.85          154.87         121.24         144.97
Peer Group            100.00         108.48         122.05          174.20         162.14         197.04
S&P 500 Index         100.00         121.45         144.20          202.81         219.23         306.54


        The Peer Group returns are based upon beginning-of-year market capitalization weighting of the cumulative returns for the following 14 consumer product companies: Alberto-Culver Co., Church & Dwight, Inc., Enesco Group, Inc., Kimball International, Lancaster Colony Corp., La-Z-Boy Chair Co., National Presto Industries, Inc., NCH Corp., Oneida Ltd., RPM Inc.-Ohio, Royal Appliance Manufacturing Co., Scotts Company, Valspar Corp. and Wynn's International, Inc. One company, First Brands Corp., has been eliminated from the Peer Group following its acquisition by Clorox Company.

                                   ITEM NO. 4

                     RATIFICATION OF INDEPENDENT ACCOUNTANTS

        WD-40 Company shareholders will vote to ratify the selection of PricewaterhouseCoopers LLP as WD-40 Company's independent accountants. A majority of the votes of the Common Shares present or represented at the meeting is required for approval. Broker non-votes will be voted in favor of approval. PricewaterhouseCoopers LLP acted as the Company's independent public accountants during the past fiscal year and will continue to act in such capacity during the current fiscal year. It is anticipated that a representative of PricewaterhouseCoopers LLP will attend the Annual Meeting of Shareholders, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

        The Company's independent accountants perform audit services (which include reading filings with the Securities and Exchange Commission as well as quarterly and annual reports) and tax-related services for the Company. PricewaterhouseCoopers LLP also provided computer systems consulting services and assistance with the acquisition of the Lava brand during the past fiscal year. Before audit services are performed, the Audit Committee approves an estimated fee. The possible effect on the independence of the accountants is considered by the Audit Committee. There is no direct or indirect understanding or agreement that places a limit on current or future years' audit fees.

                              SHAREHOLDER PROPOSALS

        Shareholder proposals must be received by the Company not later than July 12, 2000 to be included in the Proxy Statement and form of Proxy for the next annual meeting.

                                              By Order of the Board of Directors

                                                               Harlan F. Harmsen
                                                                       Secretary

Dated: November 9, 1999




IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS ARE URGED TO FILL IN, SIGN AND RETURN THE ACCOMPANYING FORM OR FORMS OF PROXY
                            IN THE ENCLOSED ENVELOPE.

                                   APPENDIX A

                          AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated as of December __, 1999, by and between WD-40 Company, a California corporation (the "California Company"), and WD-40 Company, a Delaware corporation (the "Delaware Company"), is made with reference to the following facts:

         A. The California Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California and, on the date of this Agreement, has authority to issue Eighteen Million (18,000,000) shares of common stock, no par value ("California Common Stock").

         B. On the date of this Agreement, the California Company had issued and outstanding [__________] shares of California Common Stock.

         C. The Delaware Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and, on the date of this Agreement, has authority to issue Thirty-Six Million (36,000,000) shares of common stock, $0.001 par value per share ("Delaware Common Stock").

         D. The Delaware Company currently has ONE HUNDRED (100) shares of its common stock issued and outstanding, all of which are owned by the California Company.

         E. The respective Boards of Directors of the California Company and the Delaware Company have determined that it is advisable and in the best interests of each such corporation that the California Company be merged with and into the Delaware Company upon the terms and subject to the conditions provided in this Agreement for the purpose of effecting a reincorporation of the California Company in the State of Delaware and have, by resolutions duly adopted, approved this Agreement and directed that it be submitted to a vote of their respective shareholders and executed by the undersigned officers.

         NOW, THEREFORE, the parties agree as follows:


                                    ARTICLE 1

                                   DEFINITIONS

         When used in this Agreement, the following terms shall have the following meanings, respectively:

         1.1 "CALIFORNIA LAW" shall mean the California Corporations Code as currently in effect on the date of this Agreement.

         1.2 "DELAWARE LAW" shall mean the Delaware General Corporation Law as currently in effect on the date of this Agreement.

         1.3 "EFFECTIVE TIME" shall mean the date and time when the Merger shall have become effective, in accordance with Section 2.2 below.

         1.4 "MERGER" shall mean the merger of the California Company with and into the Delaware Company.

         1.5 "SURVIVING CORPORATION" shall mean the Delaware Company from and after the Effective Time.

                                    ARTICLE 2

                                     MERGER

         2.1 FILINGS AND EFFECTIVENESS. The Merger shall become effective when the following actions shall have been completed:

                  (i) This Agreement and the Merger shall have been adopted and approved by the sole stockholder of the Delaware Company and the shareholders of the California Company;

                  (ii) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof;

                  (iii) An executed Certificate of Merger shall have been filed with the Secretary of State of the State of Delaware; and

                  (iv) An executed counterpart of this Agreement, along with a certificate of a duly authorized officer of both the California Company and the Delaware Company, each meeting the requirements of California Law, shall have been submitted for filing with the Secretary of State of the State of California.

         2.2 MERGER. The Merger shall become effective for all purposes of Delaware law when proper documentation has been filed with the Secretary of State of the State of Delaware in accordance with Section 2.1 above. The Merger shall become effective for purposes of California law as of the time the Merger becomes effective in Delaware, once proper documentation has been filed with the Secretary of State of the State of California in accordance with Section 2.1 above. When the Merger becomes effective, the California Company shall merge with and into the Delaware Company, the separate existence of the California Company shall cease, and the Delaware Company shall continue in existence under Delaware Law.

         2.3 EFFECTS.  At the Effective Time:

                  (i) the California Company shall be merged with and into the Delaware Company and the separate existence of the California Company shall cease;

                  (ii) the Certificate of Incorporation of the Delaware Company in effect at the Effective Time shall continue as the Certificate of Incorporation of the Surviving Corporation;

                  (iii) the Bylaws of the Delaware Company in effect at the
             Effective Time shall continue as the Bylaws of the Surviving Corporation;

                  (iv) each director of the California Company immediately prior to the Effective Time shall become a director of the Surviving Corporation, each to serve for such term as shall be indicated in the proxy statement to be submitted to the shareholders of the California Company in connection with the 1999 annual meeting of shareholders of the California Company;

                  (v) each officer of the California Company in office immediately prior to the Effective Time shall become as an officer in the same capacity of the Surviving Corporation;

                  (vi) each share of California Common Stock outstanding immediately prior to the Effective Time shall be converted into one share of Delaware Common Stock pursuant to Article 3 below, with an amount equal to the par value of the Delaware Common
             Stock to be allocated to the stated capital account of the Delaware Company, and all amounts in excess of such amount shown on the books of the California Company to be allocated to retained earnings or the capital surplus account, in accordance with good accounting practice; and

                  (vii) without further transfer, act or deed, the separate
             existence of the California Company shall cease and the Surviving Corporation shall possess all of the rights, privileges, powers and franchises of a public as well as of a private nature, and shall be subject to all the restrictions, disabilities and duties of the California Company; and each and all of the rights, privileges, powers and franchises of the California Company, and all property, real, personal and mixed, and all debts due to the California Company on whatever account, stock subscriptions and other things in action or belonging to the California Company shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and each and every other interest of the California Company shall be thereafter as effectually the property of the Surviving Corporation as they were of the California Company; and the title to any real estate vested by deed or otherwise, under the laws of the State of Delaware, in the California Company shall not revert or be in any way impaired by reason of the Merger; and all rights of creditors of the California Company and all liens upon any property of the California Company shall be preserved unimpaired; and all debts, liabilities and duties of the California Company shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

         2.4 FURTHER ASSURANCES. The California Company agrees that if, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any further deeds, assignments or assurances are necessary or desirable to vest, perfect or confirm in the Surviving Corporation title to any property or rights of the California Company, the Surviving Corporation and its proper officers and directors may execute and deliver all such proper deeds, assignments and assurances and do all other things necessary or desirable to vest, perfect or confirm title to such property or rights in the Surviving Corporation and otherwise to carry out the purposes of this Agreement, in the name of the California Company or otherwise.

                                    ARTICLE 3

                              CONVERSION OF SHARES

         3.1 CONVERSION OF SHARES.  At the Effective Time:

                  (i) each share of California Common Stock issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into one (1) share of Delaware Common Stock; and

                  (ii) each share of Delaware Common Stock issued and
             outstanding immediately prior to the Effective Time shall be canceled and retired and no shares shall be issued in the Merger in respect thereof.

         3.2 STOCK CERTIFICATES. At and after the Effective Time, all of the outstanding certificates which immediately prior to the Effective Time represent shares of California Common Stock shall be deemed for all purposes to evidence ownership of, and to represent, the shares of Delaware Common Stock into which the shares of California Common Stock formerly represented by such certificates have been converted as provided in this Agreement. The registered owner on the books and records of the Delaware Company or its transfer agents of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Delaware Company or its transfer agents, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Delaware Common Stock evidenced by such outstanding certificate as above provided.

         3.3 STOCK OPTIONS. Each right or option to purchase shares of California Common Stock granted under the WD-40 Company 1981 Incentive Stock Option Plan or the WD-40 Company 1990 Incentive Stock Option Plan (collectively, the "Plans") of the California Company, or granted irrespective and not in connection with the Plans, which is outstanding immediately prior to the Effective Time, shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become a right or option to purchase the same number of shares of Delaware Common Stock at the same price per share, and upon the same terms and subject to the same conditions (as set forth in an agreement pursuant to a Plan or otherwise, as applicable), as in effect at the Effective Time. The same number of shares of Delaware Common Stock shall be reserved for purposes of the Plans as is equal to the number of shares of California Common Stock so reserved as of the Effective Time. As of the Effective Time, the Delaware Company hereby assumes the Plans and any and all obligations of the California Company under such Plans, including the outstanding options granted pursuant to the Plans.

         3.4 VALIDITY OF DELAWARE COMMON STOCK. All shares of Delaware Common Stock into which California Common Stock is to be converted pursuant to the Merger shall not be subject to any statutory or contractual preemptive rights, shall be validly issued, fully paid and nonassessable and shall be issued in full satisfaction of all rights pertaining to such California Common Stock.

         3.5 RIGHTS OF FORMER HOLDERS. From and after the Effective Time, no holder of certificates which evidenced California Common Stock immediately prior to the Effective Time shall have any rights with respect to the shares formerly evidenced by those certificates, other than to receive the shares of Delaware Common Stock into which such California Common Stock shall have been converted pursuant to the Merger.

                                    ARTICLE 4

                 COVENANTS TO BE PERFORMED PRIOR TO CLOSING DATE

         4.1 CONSENTS. Each of the California Company and the Delaware Company shall use its best efforts to obtain the consent and approval of each person (other than shareholders of the California Company in their capacities as such) whose consent or approval shall be required in order to permit consummation of the Merger.

         4.2 GOVERNMENTAL AUTHORIZATIONS. Each of the California Company and the Delaware Company shall cooperate in filing any necessary reports or other documents with any federal, state, local or foreign authorities having jurisdiction with respect to the Merger.

                                    ARTICLE 5

                                   CONDITIONS

         The obligations of the California Company and the Delaware Company to consummate the Merger are subject to satisfaction of the following conditions:

         5.1 AUTHORIZATION. The holders of a majority of the California
Common Stock shall have approved and adopted this Agreement and the Merger in accordance with California Law. All necessary action shall have been taken to authorize the execution, delivery and performance of this Agreement by the California Company and the Delaware Company. The California Company and the Delaware Company shall have full power and authority to consummate the Merger.

         5.2 CONSENTS AND APPROVALS. All authorizations, consents and approvals (contractual or otherwise) of any state, federal, local or foreign government agency, regulatory body or official or any person (other than the California Company or the Delaware Company) necessary for the valid consummation of the Merger in accordance with this Agreement shall have been obtained and shall be in full force and effect.

                                    ARTICLE 6

                                  MISCELLANEOUS

         6.1 WAIVER AND AMENDMENT. This Agreement may be amended by action of the respective Boards of Directors of the California Company and the Delaware Company without action by the respective shareholders and stockholder of the parties, except that (i) any amendments to Section 3.1 above, (ii) any amendment changing the terms, rights, powers or preferences of Delaware Common Stock or (iii) any amendment altering any terms of this Agreement if such alteration would adversely affect the holders of any class or series of the capital stock of the California Company or the Delaware Company must be approved by the holders of a majority of the California Common Stock.

         6.2 TERMINATION. This Agreement may be terminated and the Merger and other transactions provided for by this Agreement abandoned at any time prior to the Effective Time, whether before or after adoption and approval of this Agreement by the shareholders of the California Company, by action of the Board of Directors of the California Company if the Board determines that the consummation of the transactions contemplated by this Agreement would not, for any reason, be in the best interests of the California Company and its shareholders.

         6.3 ENTIRE AGREEMENT. This Agreement contains the entire agreement among the parties with respect to the Merger and supersedes all prior and concurrent arrangements, letters of intent or understandings relating to the Merger.

         6.4 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which when taken together shall constitute one and the same agreement. This Agreement shall become effective when one or more counterparts have been signed by each of the parties and delivered to each of the parties.

         6.5 HEADINGS. The article, section and paragraph headings in this Agreement are intended principally for convenience and shall not, by themselves, determine rights and obligations of the parties to this Agreement.

         6.6 NO WAIVER. No waiver by any party of any condition, or the breach of any term or covenant contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be a further or continuing waiver of any such condition or breach or a waiver of any other condition or breach of any other term or covenant contained in this Agreement.

         6.7 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, and so far as applicable, the merger provisions of the California Corporations Code.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

                           WD-40 COMPANY,
                           a California corporation

                           By:
                               ----------------------------------

                             Its:
                                  -------------------------------

                           By:
                               ----------------------------------

                             Its:
                                  -------------------------------

                           WD-40 COMPANY,
                           a Delaware corporation

                           By:
                               ----------------------------------

                             Its:
                                  -------------------------------
                           By:
                               ----------------------------------

                             Its:
                                  -------------------------------

                                   APPENDIX B

                          CERTIFICATE OF INCORPORATION

                                       OF

                                  WD-40 COMPANY


                                    ARTICLE I

         The name of the corporation (the "Corporation") is:

                                  WD-40 COMPANY

                                   ARTICLE II

         The address of the Corporation's registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of the Corporation's registered agent at such address is The Corporation Trust Company.

                                   ARTICLE III

         The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware.

                                   ARTICLE IV

         The Corporation is authorized to issue only one class of stock, to be designated "Common Stock." The total number of shares of Common Stock which the Corporation is authorized to issue is Thirty-Six Million (36,000,000), with a par value of $0.001 per share.

                                    ARTICLE V

         In addition to the requirements of applicable law and the other provisions of this Certificate of Incorporation:

              1. The affirmative vote or consent of eighty-five percent (85%) of the outstanding shares of Voting Stock (defined below) of the Corporation shall be required for the adoption or authorization of a Business Combination (defined below) unless:

                  (a) The Board of Directors of the Corporation shall have approved the proposed Business Combination prior to the date a Controlling Person (defined below) who proposes to enter into or be a party to or be involved in the Business Combination first became a Controlling Person; or

                  (b) (i) The Business Combination will result in an involuntary sale, redemption, cancellation or other termination of ownership of all shares of Voting Stock of the Corporation owned by stockholders who do not vote in favor of, or consent in writing to, the Business Combination and the cash or fair value of other readily marketable consideration to be received by such stockholders for such shares shall at least be equal to the Minimum Price Per Share (defined below); and

                           (ii) A proxy statement responsive to the requirements of the Securities Exchange Act of 1934 (defined below) will be mailed to the stockholders of the Corporation for the purposes of soliciting stockholder approval of the proposed Business Combination. Such proxy statement shall allow individual Directors to express their opinion as to the relative merits of the proposed Business Combination in a prominent place therein; and

                           (iii) After the Controlling Person who proposes to enter into or be a party to or be involved in the Business Combination has become a Controlling Person and prior to the consummation of the proposed Business Combination:

                                    (1) except as approved by a unanimous vote
                  of the Directors, there shall have been no failure to declare and pay at the regular date therefor any full quarterly dividends (whether or not cumulative) on any outstanding preferred stock;

                                    (2) there shall have been (A) no reduction
                  in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision of the Common Stock), except as approved by a unanimous vote of the Directors, and (B) an increase in such annual rate of dividends as necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization, or any similar transaction which has the effect of reducing the number of outstanding shares of the Common Stock, unless the failure so to increase such annual rate is approved by a unanimous vote of the Directors; and

                                    (3) such Controlling Person shall have not
                  become the Beneficial Owner (defined below) of any additional shares of Voting Stock except as part of the transaction which results in such Controlling Person becoming a Controlling Person; and

                           (iv) After such Controlling Person has become a Controlling Person, such Controlling Person shall not have received the benefit, directly or indirectly (except proportionately, solely in such Controlling Person's capacity as a stockholder of the Corporation), of any loans, advances, guarantees, pledges, or other financial assistance or any tax credits or other tax advantage provided by the Corporation, whether in anticipation of or in connection with the proposed Business Combination or otherwise.

         2. For purposes of this Article V, the following definitions shall apply:

                  (a) An "Affiliate" of the specified Person (defined below) shall mean a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with the Person specified.

                  (b) An "Associate" of a specified Person shall mean (1) any corporation or organization of which such Person is an officer or partner or is, directly or indirectly the Beneficial Owner of five percent (5%) or more of any class of equity securities, (2) any trust or other estate in which such Person has a five percent (5%) or larger beneficial interest of any nature or as to which such Person serves as trustee or in a similar fiduciary capacity, (3) any spouse of such Person, and (4) any relative of such Person, or any relative of a spouse of such Person, who has the same residence as such Person or spouse.

                  (c) "Beneficial Ownership" of shares of Voting Stock shall include without limitation (i) all shares directly or indirectly owned by a Person, by an Affiliate of such Person or by an Associate of such Person or such Affiliate, (ii) all shares which such Person, Affiliate, or Associate has the right to acquire through the exercise of any option, warrant or right (whether or not currently exercisable), through the conversion of a security, pursuant to the power to revoke a trust, discretionary account or similar arrangement, or pursuant to the automatic termination of a trust, discretionary account or similar arrangement, and (iii) all shares which are beneficially owned, directly or indirectly, by any other Person with whom such first-mentioned Person, Affiliate, or Associate has, directly or indirectly, any contract, arrangement, understanding, relationship or otherwise (including without limitation any written or unwritten agreement to act in concert but specifically excluding any participation agreement, arrangement, understanding or relationship between or among any two or more commercial banks made or established in connection with and in furtherance of a bona fide lending arrangement with the Corporation and/or one or more Subsidiaries (defined below)) with respect to exercise of the voting power (which includes the power to vote or to direct the voting of such shares) or investment power (which includes the power to dispose or to direct the disposition of such shares, or both) incident to ownership of such shares.

                  (d) "Business Combination" shall mean (1) any merger or consolidation of the Corporation with or into a Controlling Person or Affiliate of a Controlling Person or Associate of such Controlling Person or Affiliate, (2) any sale, lease, exchange, transfer or other disposition, including without limitation a mortgage or any other security device, in a single transaction or series of related transactions, of all or any Substantial Part (defined below) of the assets of the Corporation, including without limitation any voting securities of a Subsidiary, or of a Subsidiary, to a Controlling Person or Affiliate of a Controlling Person or Associate of such Controlling Person or Affiliate, (3) any merger into the Corporation, or into a Subsidiary, of a Controlling Person or an Affiliate of a Controlling Person or an Associate of such Controlling Person or Affiliate, (4) any sale, lease, exchange, transfer or other disposition to the Corporation or a Subsidiary of all or any part of the assets of a Controlling Person or

         Affiliate of a Controlling Person or Associate of such Controlling Person or Affiliate, but not including any dispositions of assets which, if included with all other dispositions consummated during the same fiscal year of the Corporation by the same Controlling Person, Affiliates thereof and Associates of such Controlling Person or Affiliates, would not result in dispositions during such year by all such Persons of assets having an aggregate fair value (determined at the time of disposition of the respective assets) in excess of one percent (1%) of the total consolidated assets of the Corporation (as shown on its certified balance sheet as of the end of the fiscal year preceding the proposed disposition), provided, however, that in no event shall any disposition of assets be excepted from stockholder approval by reason of the preceding exclusion if such disposition when included with all other dispositions consummated during the same, and immediately preceding nine, fiscal years of the Corporation by the same Controlling Person, Affiliates thereof and Associates of such Controlling Person or Affiliates, would result in dispositions by all such Persons of assets having an aggregate fair value (determined at the time of disposition of the respective assets) in excess of five percent (5%) of the total consolidated assets of the Corporation (as shown on its certified balance sheet as of the end of the fiscal year preceding the proposed disposition), (5) any reclassification of Common Stock of the Corporation, or any recapitalization involving Common Stock of the Corporation, consummated within ten years after the Controlling Person who proposes such reclassification or recapitalization becomes a Controlling Person, and (6) any agreement, contract or other arrangement providing for any of the transactions described in this definition of Business Combination, but, notwithstanding anything to the contrary herein, Business Combination shall not include any transaction involving a Controlling Person or Affiliate of a Controlling Person or Associate of such Controlling Person or Affiliate which is to be consummated or become effective after such Controlling Person has been a Controlling Person for at least ten years. A Person who is or was a Controlling Person as of (i) the time any definitive agreement relating to a Business Combination is entered into, (ii) the record date for the determination of stockholders entitled to notice of and to vote on a Business Combination, or (iii) immediately prior to the consummation of a Business Combination shall be deemed to be a Controlling Person for purposes of this definition.

                  (e) "Control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

                  (f) "Controlling Person" shall mean any Person who Beneficially Owns a number of shares of Voting Stock of the Corporation, whether or not such number includes shares not then outstanding or entitled to vote, which exceeds a number equal to ten percent (10%) of the outstanding shares of Voting Stock of the Corporation, but does not include any one or a group of more than one of the members of the Board of Directors of the Corporation who (i) were members of the Board of Directors on the date this Article V became effective, (ii) are members of the Board of Directors promptly following the merger of WD-40 Company, a California corporation, with and into the Corporation, or (iii) were first elected as Directors prior to the date a Controlling Person who proposes to enter into or be a party to or be involved in a Business Combination became a Controlling Person.

                  (g) "Minimum Price Per Share" shall mean the sum of (a) the higher of (i) the highest gross per share price paid or agreed to be paid to acquire any shares of Voting Stock of the Corporation Beneficially Owned by a Controlling Person, provided such payment or agreement to make payment was made within ten years immediately prior to the record date set to determine the stockholders entitled to vote or consent to the Business Combination in question, or (ii) the highest per share closing public market price for such Voting Stock during such ten-year period, plus (b) the aggregate amount, if any, by which ten percent (10%) for each year, beginning on the date on which such Controlling Person became a Controlling Person, of such higher per share price exceeds the aggregate amount of all Common Stock dividends per share paid in cash since the date on which such Person became a Controlling Person. The calculation of the Minimum Price Per Share shall require appropriate adjustments for capital changes, including without limitation stock splits, stock dividends and reverse stock splits.

                  (h) "Person" shall mean an individual, a corporation, a partnership, an association, a limited liability company, a joint-stock company, a trust, any unincorporated organization, a government or political subdivision thereof and any other entity (other than the Corporation, its Subsidiaries or a trustee holding stock for the benefit of employees of the Corporation or its Subsidiaries, or any one of them, pursuant to one or more employee benefit plans or arrangements).

                  (i) "Securities Exchange Act of 1934" shall mean the Securities Exchange Act of 1934, as amended from time to time, as well as any successor or replacement statute.

                  (j) "Subsidiary" shall mean any corporation more than twenty-five percent (25%) of whose outstanding securities representing the right to vote for the election of Directors is Beneficially Owned by the Corporation and/or one or more Subsidiaries.

                  (k) "Substantial Part" shall mean more than ten percent (10%) of the total assets of the corporation in question, as shown on its certified balance sheet as of the end of the most recent fiscal year ending prior to the time the determination is being made.

                  (l) "Voting Stock" of the Corporation shall mean all outstanding shares of Capital Stock of the Corporation entitled to vote generally in the election of Directors, and each reference to a proportion of shares of Voting Stock shall refer to such proportion of the votes entitled to be cast by such shares.

         3. This Article V shall not be altered, changed or repealed unless the amendment effecting such alteration, change or repeal shall have received the affirmative vote or consent of eighty-five percent (85%) of the outstanding shares of Common Stock of the Corporation; provided, however, that this Paragraph 3 shall not apply to, and such vote shall not be required for, any such alteration, change or repeal recommended to stockholders by a unanimous vote of the Directors and any such alteration, change or repeal so recommended shall require only the vote, if any, required under the applicable provisions of the General Corporation Law of the State of Delaware (as amended from time to time).

         4. A Controlling Person shall be subject to all fiduciary and other standards of conduct and obligations imposed by law.

         5. The provisions of this Article V are severable: if any provision is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall continue in full force without being impaired or invalidated in any way.

                                   ARTICLE VI

         The number of Directors which constitute the whole Board of Directors of the Corporation shall be as specified in the Bylaws of the Corporation.

                                   ARTICLE VII

         In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, amend, rescind or repeal the Bylaws of the Corporation.

                                  ARTICLE VIII

         Elections need not be by ballot unless otherwise specified in the Bylaws of the Corporation; provided, however, that all elections for Directors must be by ballot upon any demand made by a stockholder at the meeting and before the voting begins.

                                   ARTICLE IX

         Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws of the Corporation may provide. The books of the Corporation may be kept (subject to any provision contained in the General Corporation Law of the State of Delaware) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

                                    ARTICLE X

         The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

                                   ARTICLE XI

         1. A Director's liability to the Corporation for breach of any duty to the Corporation or its stockholders shall be limited to the fullest extent permissible by the laws of the State of Delaware as now in effect or hereafter amended. In particular, no Director shall be liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a Director, except for liability (a) for any breach of the Director's duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the General Corporation Law of the State of Delaware, as the same exists or hereafter may be amended, or (d) for any transaction from which the Director derived an improper personal benefit.

         2. Any repeal or modification of the foregoing paragraph shall not adversely affect any right or protection of a Director existing at the time of such repeal or modification.

         3. If the General Corporation Law of the State of Delaware is amended to authorize corporate action further eliminating or limiting the liability of directors, then a Director, in addition to the circumstances in which he or she is not now liable, shall be free of liability to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended.

                                   ARTICLE XII

         1. The Corporation shall be authorized to indemnify its officers, Directors, employees and agents to the fullest extent permitted by the General Corporation Law of the State of Delaware, which power to indemnify shall include, without limitation, the power to enter into indemnification agreements and amendments thereto upon such terms as the Board of Directors shall deem advisable.

         2. Any repeal or modification of the foregoing paragraph shall not adversely affect any right or protection of any officer, Director, employee or agent of the Corporation existing at the time of, or increase the liability of any Director with respect to any acts or omissions of any officer, Director, employee or agent of the Corporation occurring prior to, such repeal or modification.

                                  ARTICLE XIII

     The name and mailing address of the incorporator of the Corporation is:

         Thomas J. Tranchina
         WD-40 COMPANY
         1061 Cudahy Place
         San Diego, CA  92110

THE UNDERSIGNED incorporator, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, hereby acknowledges that the foregoing Certificate of Incorporation is his act and deed and that the facts stated therein are true.

Dated:           , 1999
                                            ---------------------------------
                                                     Thomas J. Tranchina

                                   APPENDIX C

                                     BYLAWS

                                       OF

                                  WD-40 COMPANY
                            (a Delaware corporation)

                               ARTICLE I - OFFICES

         Section 1. REGISTERED OFFICE. The initial registered office of WD-40 Company, a Delaware corporation (the "Corporation"), in Delaware shall be The Corporation Trust Company, 1209 Orange Street, in the City of Wilmington, County of New Castle, 19801.

         Section 2. PRINCIPAL EXECUTIVE OFFICE. The initial principal executive office of the Corporation is hereby fixed and located at 1061 Cudahy Place, San Diego, California 92110. The Board of Directors (the "Board") is hereby granted full power and authority to change said principal executive office from one location to another. Any such change shall be noted on the Bylaws opposite this Section, or this Section may be amended to state the new location.

         Section 3. OTHER OFFICES. Branch or subordinate offices of the Corporation may at any time be established by the Board at any place or places.

                            ARTICLE II - STOCKHOLDERS

         Section 1. PLACE OF MEETING. Meetings of stockholders shall be held either at the principal executive office of the Corporation or at any other place within or without the State of Delaware which may be designated either by the Board or by the written consent of all persons entitled to vote thereat, given either before or after the meeting and filed with the Secretary.

         Section 2. ANNUAL MEETINGS. The annual meeting of stockholders shall be held on that Tuesday falling the closest to December 15 of each year at 2 o'clock P.M., local time, or such other date or such other time as may be fixed by the Board; provided, however, that should said day fall upon a legal holiday observed by the Corporation at its principal executive office, then any such annual meeting of stockholders shall be held at the same time and place on the next day ensuing which is a full business day. At such meetings, Directors shall be elected and any other proper business may be transacted.

         Section 3. NOTICE OF ANNUAL OR SPECIAL MEETING. Written notice of each annual or special meeting of stockholders shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote thereat. Such notice shall state the place, date, and hour of the meeting and (i) in the case of a special meeting the general nature of the business to be transacted, and no other business may be transacted, or
(ii) in the case of the annual meeting, those matters which the Board, at the time of the mailing of the notice, intends to present for action by the stockholders, but, subject to the provisions of applicable law, any proper matter may be presented at the meeting for such action. The notice of any meeting at which Directors are to be elected shall include the names of nominees intended at the time of the notice to be presented by the Board for election. Notice of a stockholders' meeting shall be given either personally or by mail, including third class mail, or by other means of written communication, addressed to the stockholder at the address of such stockholder appearing on the books of the Corporation or given by the stockholder to the Corporation for the purpose of notice; or, if no such address appears or is given, at the place where the principal executive office of the Corporation is located or by publication at least once in a newspaper of general circulation in the county in which the principal executive office is located. The notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by other means of written communication.

         Section 4. QUORUM. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders, except as otherwise provided by statute or by the Corporation's Certificate of Incorporation (the "Certificate of Incorporation"). When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of any applicable statute or of the Certificate of Incorporation, a different vote is required, in which case such express provision shall govern and control the decision of such question.

         Section 5. ADJOURNED MEETING AND NOTICE THEREOF. Any stockholders' meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares, the holders of which are either present, in person or represented by proxy thereat, but in the absence of a quorum (except as provided in Section 4 of this Article) no other business may be transacted at such meeting. It shall not be necessary to give any notice of the time and place of the adjourned meeting or of the business to be transacted thereat, other than by announcement at the meeting at which such adjournment is taken; provided, however, that when any stockholders' meeting is adjourned for more than 30 days or, if after adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given as in the case of an original meeting.

         Section 6. VOTING. The stockholders entitled to notice of any meeting or to vote at any such meeting shall be only persons in whose name shares stand on the stock records of the Corporation on the record date determined in accordance with Section 7 of this Article. Voting shall in all cases be subject to the provisions of the Delaware General Corporation Law and to the following provisions:

                  (a) Subject to clause (g) below, shares held by an
               administrator, executor, guardian, conservator or custodian may be voted by such holder either in person or by proxy, without a transfer of such shares into the holder's name; and shares standing in the name of a trustee may be voted by the trustee, either in person or by proxy, but no trustee shall be entitled to vote shares held by such trustee without a transfer of such shares into the trustee's name.

                  (b) Shares standing in the name of a receiver may be voted by such receiver; and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into the receiver's name if authority to do so is contained in the order of the court by which such receiver was appointed.

                  (c) Subject to the provisions of Section 217 of the Delaware
               General Corporation Law, and except where otherwise agreed in writing between the parties, a stockholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

                  (d) Shares standing in the name of a minor may be voted and the Corporation may treat all rights incident thereto as exercisable by the minor, in person or by proxy, whether or not the Corporation has notice, actual or constructive, of the nonage, unless a guardian of the minor's property has been appointed and written notice of such appointment given to the Corporation.

                  (e) Shares standing in the name of another corporation,
               domestic or foreign, may be voted by such officer, agent or proxyholder as the bylaws of such other corporation may prescribe or, in the absence of such provision, as the board of directors of such other corporation may determine or, in the absence of such determination, by the chairman of the board of directors, president or any vice president of such other corporation, or by any other person authorized to do so by the board of directors, president or any vice president of such other corporation. Shares which are purported to be voted or any proxy purported to be executed in the name of a corporation (whether or not any title of the person signing is indicated) shall be presumed to be voted or the proxy executed in accordance with the provisions of this subdivision, unless the contrary is shown.

                  (f) Shares of the Corporation owned by any subsidiary shall not be entitled to vote on any matter.

                  (g) Shares held by the Corporation in a fiduciary capacity, and shares of the Corporation held in a fiduciary capacity by any subsidiary, shall not be entitled to vote on any matter, except to the extent that the settlor or beneficial owner possesses and exercises a right to vote or to give the Corporation binding instructions as to how to vote such shares.

                  (h) If shares stand of record in the names of two or more
               persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, husband and wife as community property, tenants by the entirety, voting trustees, persons entitled to vote under a stockholder voting agreement or otherwise, or if two or more persons (including proxyholders) have the same fiduciary relationship respecting the same shares, unless the Secretary of the Corporation is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect:

                           (i)      If only one votes, such act binds all;

                           (ii) If more than one vote, the act of the majority so voting;

                           (iii) If more than one vote, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionately.

         If the instrument so filed or the registration of the shares shows that any such tenancy is held in unequal interests, a majority or even split for the purpose of this section shall be a majority or even split in interest.

         Section 7. RECORD DATE. The Board may fix, in advance, a record date for the determination of the stockholders entitled to notice of any meeting or to vote or entitled to receive payment of any dividend or other distribution, or any allotment of rights, or to exercise rights in respect to any other lawful action. The record date so fixed shall be not more than 60 nor less than 10 days prior to the date of the meeting nor more than 60 days prior to any other action. When a record date is so fixed, only stockholders of record on that date are entitled to notice of and to vote at the meeting or to receive the dividend, distribution, or allotment of rights, or to exercise of the rights, as the case may be, notwithstanding any transfer of shares on the books of the Corporation after the record date. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting unless the Board fixes a new record date for the adjourned meeting. The Board shall fix a new record date if the meeting is adjourned for more than 30 days.

If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived at the close of business on the business day next preceding the day on which the meeting is held. The record date for determining stockholders for any purpose other than set forth in this Section 7 or Section 9 of this Article shall be at the close of business on the day on which the Board adopts the resolution relating thereto, or the 60th day prior to the date of such other action, whichever is later.

         Section 8. CONSENT OF ABSENTEES. The transactions of any meeting of stockholders, however called and noticed, and wherever held, are as valid as though had at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not present in person or by proxy, signs a written waiver of notice or a consent to the holding of the meeting or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

         Section 9. ACTION WITHOUT MEETING. Unless otherwise restricted by the Certificate of Incorporation, any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered to the Corporation in the manner required by the Delaware General Corporation Law, written consents signed by a sufficient number of stockholders to take such action are delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

         Section 10. PROXIES. Unless otherwise provided in the Certificate of Incorporation, each stockholder shall, at every meeting of the stockholders, be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, except that no proxy shall be voted on after 11 months from its date, unless such proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Corporation generally.

         Section 11. INSPECTORS OF ELECTION. The Corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his duties, shall


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

take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector(s) shall: (1) ascertain the number of shares outstanding and the voting power of each; (2) determine the shares represented at a meeting and the validity of the proxies or ballots; (3) count all votes and ballots; (4) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and (5) certify the determination of the number of shares represented at the meeting, and the count of all votes and ballots. The inspector(s) may appoint or retain other persons or entities to assist the inspector(s) in the performance of the duties of the inspector(s).

         Section 12. STOCKHOLDER LISTS. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list will be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list also shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

                             ARTICLE III - DIRECTORS

         Section 1. POWERS. The business and affairs of the Corporation shall be managed by or under the direction of the Board, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws directed or required to be exercised or to be done by the stockholders.

         Section 2. NUMBER AND QUALIFICATION OF DIRECTORS. Unless otherwise specified in the Certificate of Incorporation, the authorized number of Directors shall be not less than nine (9) nor more than twelve (12) until changed by an amendment of this Section 2 duly adopted by the stockholders. The exact number of Directors shall be fixed, within the limits specified in the immediately preceding sentence, by a resolution adopted by the Board or by the stockholders. The exact number of Directors shall initially be ten
(10) until changed as provided in this Section 2.

         Section 3. ELECTION AND TERM OF OFFICE. The Directors shall be elected at each annual meeting of stockholders, but if any such annual meeting is not held or the Directors are not elected thereat, the Directors may be elected at any special meeting of stockholders held for that purpose. Each Director shall hold office until the next annual meeting and until a successor has been elected and qualified.

         Section 4. VACANCIES. Any Director may resign effective upon giving written notice to the Chairman of the Board, the President, Secretary or the Board, unless the notice specifies a later time for the effectiveness of such resignation. If the resignation is effective at a future time, a successor may be elected to take office when the resignation becomes effective. Vacancies in the Board, including those existing as a result of a removal of a Director, may be filled by approval of the Board or, if the number of Directors then in office is less than a quorum, by (1) the unanimous written consent of the Directors then in office, (2) the affirmative vote of a majority of the Directors then in office at a meeting held pursuant to notice or waivers of notice as required for special meetings, or (3) by a sole remaining Director. Except as provided herein, each Director so elected shall hold office until the next annual meeting and until such Director's successor has been elected and qualified. If, at the time of filling any vacancy or any newly created directorship, the Directors then in office shall constitute less than a majority of the whole Board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the total number of the shares at the time outstanding and having the right to vote for such Directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the Directors chosen by the Directors then in office as aforesaid. A vacancy or vacancies in the Board shall be deemed to exist in case of the death, resignation or removal of any Director, or if the authorized number of Directors be increased, or if the stockholders fail, at any annual or special meeting of stockholders at which any Director or Directors are elected, to elect the full authorized number of Directors to be voted for at that meeting. The Board may declare vacant the office of a Director who has been declared of unsound mind by an order of court or convicted of a felony. The stockholders may elect a Director or Directors at any time to fill any vacancy or vacancies not filled by the Directors. Any such election by written consent requires the consent of a majority of the outstanding shares entitled to vote. If the Board accepts the resignation of a Director tendered to take effect at a future time, the Board or the stockholders shall have power to elect a successor to take office when the resignation is to become effective.

         Section 5. PLACE OF MEETING. Regular or special meetings of the Board shall be held at any place within or without the State of Delaware which has been designated from time to time by the Board. In the absence of such designation regular meetings shall be held at the principal executive office of the Corporation.

         Section 6. REGULAR MEETINGS. Immediately following each annual meeting of stockholders, the Board shall hold a regular meeting for the purpose of organization, election of officers, and the transaction of other business. Other regular meetings of the Board shall be held without notice at such date, time and place as may be fixed by the Board in advance thereof following the end of each of the second, third and fourth quarters of the Corporation's fiscal year. If the Board fails to fix the date, time and place of any such regular meeting, the Chairman of the Board, the President or the Secretary shall do so and the meeting shall be called and noticed as for special meetings.

         Section 7. SPECIAL MEETINGS. Special meetings of the Board for any purpose or purposes may be called at any time by the Chairman of the Board, the President or the Secretary or by any two Directors. Special meetings of the Board shall be held upon four days' written notice or 48 hours' notice given personally or by telephone, including a voice messaging system or other system or technology designed to record and communicate messages, telegraph, facsimile, electronic mail or other electronic means. Any such notice shall be addressed or delivered to each Director at such Director's address or by such means as it is shown upon the records of the Corporation or as may have been given to the Corporation by the Director for purposes of notice or, if such address is not shown on such records or is not readily ascertainable, at the place in which the meetings of the Directors are regularly held.

         Section 8. QUORUM. A majority of the authorized number of Directors constitutes a quorum of the Board for the transaction of business, except to adjourn as hereinafter provided. Every act or decision done or made by a majority of the Directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board, unless a greater number be required by law or by the Certificate of Incorporation. If a quorum shall not be present at any meeting of the Board, the Directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

         Section 9. PARTICIPATION IN MEETINGS BY CONFERENCE TELEPHONE. Members of the Board may participate in a meeting through use of conference telephone or similar communications equipment, so long as all members in such meeting can hear one another.

         Section 10. WAIVER OF NOTICE. The transactions of any meeting of the Board, however called and noticed or wherever held, are as valid as though had at a meeting duly held after regular call and notice if a quorum be present and if either before or after the meeting, each of the Directors not present signs a written waiver of notice, a consent to holding such meeting or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

         Section 11. ADJOURNMENT. A majority of the Directors present, whether or not a quorum is present, may adjourn any Directors' meeting to another time and place. Notice of the time and place of holding an adjourned meeting need not be given to absent Directors if the time and place be fixed at the meeting adjourned. If the meeting is adjourned for more than 24 hours, notice of any adjournment to another time or place shall be given prior to the time of the adjourned meeting to the Directors who were not present at the time of the adjournment.

         Section 12. FEES AND COMPENSATION. Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement for expenses, as may be fixed or determined by the Board. No such payment shall preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor. Members of committees designated by the Board may be allowed like compensation for their services to the Corporation.

         Section 13. ACTION WITHOUT MEETING. Any action required or permitted to be taken by the Board may be taken without a meeting if all members of the Board shall individually or collectively consent in writing to such action. Such consent or consents shall have the same effect as a unanimous vote of the Board and shall be filed with the minutes of the proceedings of the Board.

         Section 14. RIGHTS OF INSPECTION. Every Director shall have the absolute right at any reasonable time to inspect and copy all books, records and documents of every kind and to inspect the physical properties of the Corporation and also of its subsidiary corporations, domestic or foreign. Such inspection by a Director may be made in person or by agent or attorney and includes the right to copy and obtain extracts.

         Section 15. COMMITTEES. The Board may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the Directors, which to the extent provided in the resolution of the Board, or in these Bylaws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it, except as limited by Delaware General Corporation Law. Each committee of the Board may fix its own rules of procedure and shall hold its meetings as provided by such rules, except as may otherwise be provided by the resolution of the Board designating such committee, but in all cases the presence of at least a majority of the members of such committee shall be necessary to constitute a quorum. In the event that a member of such committee is absent or disqualified, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in place of any such absent or disqualified member. Each committee shall keep regular minutes of its meetings and report the same to the Board when required.

                              ARTICLE IV - OFFICERS

         Section 1. OFFICERS. The officers of the Corporation shall be a president, secretary, and a treasurer. The Corporation may also have, at the discretion of the Board, a chairman of the Board, one or more vice presidents, one or more assistant secretaries, one or more assistant treasurers, and such other officers as may be elected or appointed in accordance with the provisions of Section 3 of this Article.

         Section 2. ELECTION. The officers of the Corporation, except such officers as may be elected or appointed in accordance with the provisions of
Section 3 or Section 5 of this Article, shall be chosen annually by, and shall serve at the pleasure of, the Board, and shall hold their respective offices until their resignation, removal or other disqualification from service, or until their respective successors shall be elected.

         Section 3. SUBORDINATE OFFICERS. The Board may elect, and may empower the President to appoint, such other officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in these Bylaws or as the Board may from time to time determine.

         Section 4. REMOVAL AND RESIGNATION. Any officer may be removed, either with or without cause, by the Board at any time, or, except in the case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board. Any such removal shall be without prejudice to the rights, if any, of the officer under any contract of employment of the officer. Any officer may resign at any time by giving written notice to the Corporation, but without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         Section 5. VACANCIES. A vacancy in any office because of death, resignation, removal, disqualification, or any other cause shall be filled in the manner prescribed in these Bylaws for regular election or appointment to such office.

         Section 6. CHAIRMAN OF THE BOARD. The Chairman of the Board, if there shall be such an officer, shall, if present, preside at all meetings of the Board and exercise and perform such other powers and duties as may be from time to time assigned by the Board.

         Section 7. PRESIDENT. Subject to such powers, if any, as may be given by the Board to the Chairman of the Board, if there be such an officer, the President is the general manager and chief executive officer of the Corporation and has, subject to the control of the Board, general supervision, direction, and control of the business and officers of the Corporation. The President shall preside at all meetings of the stockholders and, in the absence of the Chairman of the Board, or if there be none, at all meetings of the Board. The President has the general powers and duties of management usually vested in the office of president and general manager of a corporation and such other powers and duties as may be prescribed by the Board.

         Section 8. VICE PRESIDENT. In the absence or disability of the President, the Vice President (in order of their rank as fixed by the Board, or if not ranked, the Vice President designated by the Board) shall perform all the duties of the President, and when so acting shall have all the powers of and be subject to all the restrictions upon the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board.

         Section 9. SECRETARY. The Secretary shall keep or cause to be kept, at the principal executive office and such other place as the Board may order, a book of minutes of all meetings of stockholders, the Board and its committees, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at Board and committee meetings, the number of shares present or represented at stockholders' meetings, and the proceedings thereof. The Secretary shall keep, or cause to be kept, a copy of the Bylaws of the Corporation at the principal executive office or business office in accordance with Section 213 of the Delaware General Corporation Law. The Secretary shall keep, or cause to be kept, at the principal executive office or at the office of the Corporation's transfer agent or registrar, if one be appointed, a share register, or a duplicate share register, showing the names of the stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation. The Secretary shall give, or cause to be given, notice of all the meetings of the stockholders and of the Board and of any committees thereof required by these Bylaws or by law to be given, shall keep the seal of the Corporation in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board.

         Section 10. TREASURER. The Treasurer is the chief financial officer of the Corporation and shall keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the Corporation, and shall send or cause to be sent to the stockholders of the Corporation such financial statements and reports as are by law or these Bylaws required to be sent to them. The books of account shall at all times be open to inspection by any Director. The Treasurer shall deposit all moneys and other valuables in the name and to the credit of the Corporation with such depositories as may be designated by the Board. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board, shall render to the President and Directors, whenever they request it, an account of all transactions as Treasurer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board.

                          ARTICLE V - OTHER PROVISIONS

         Section 1. INSPECTION OF BYLAWS. The Corporation shall keep in its principal executive office the original or a copy of these Bylaws as amended to date which shall be open to inspection by stockholders at all reasonable times during office hours. If the principal executive office of the Corporation is outside the State of Delaware and the Corporation has no principal business office in such state, it shall upon the written notice of any stockholder furnish to such stockholder a copy of these Bylaws as amended to date.

         Section 2. ENDORSEMENT OF DOCUMENTS; CONTRACTS. Subject to the provisions of applicable law, any note, mortgage, evidence of indebtedness, contract, share certificate, conveyance, or other instrument in writing and any assignment or endorsements thereof executed or entered into between this Corporation and any other person, when signed by the Chairman of the Board, the President, or any Vice President, and the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of this Corporation shall be valid and binding on this Corporation in the absence of actual knowledge on the part of the other person that the signing officers had not authority to execute the same. Any such instruments may be signed by any other person or persons and in such manner as from time to time shall be determined by the Board, and, unless so authorized by the Board, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or amount.

         Section 3. CERTIFICATES OF STOCK. Every holder of shares of the Corporation shall be entitled to have a certificate signed in the name of the Corporation by the Chairman of the Board, the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, certifying the number of shares and the class or series of shares owned by the stockholder. Any or all of the signatures on the certificate may be facsimile. If any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officers, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue. Certificates for shares may be issued prior to full payment under such restrictions and for such purposes as the Board may provide; provided, however, that on any certificate issued to represent any partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Except as provided in this Section no new certificate for shares shall be issued in lieu of an old one unless the latter is surrendered and canceled at the same time. The Board may, however, in case any certificate for shares is alleged to have been lost, stolen or destroyed, authorize the issuance of a new certificate in lieu thereof, and the Corporation may require that the Corporation be given a bond or other adequate security sufficient to indemnify it against any claim that may be made against it (including expense or liability) on account of the alleged loss, theft or destruction of such certificate or the issuance of such new certificate.

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

         Section 4. REPRESENTATION OF SHARES OF OTHER CORPORATIONS. The President or any other officer or officers authorized by the Board or the President are authorized to vote, represent and exercise on behalf of the Corporation the rights incident to any and all shares of any other corporation or corporations standing in the name of the Corporation. The authority herein granted may be exercised either by any such officer in person or by any other person authorized so to do by proxy or power of attorney duly executed by said officer.

         Section 5. STOCK PURCHASE PLANS. The Corporation may adopt and carry out a stock purchase plan or agreement or stock option plan or agreement providing for the issue and sale for such consideration as may be fixed of its unissued shares, or of issued shares acquired or to be acquired, to one or more of the employees or Directors of the Corporation or of a subsidiary or to a trustee on their behalf and for the payment of such shares in installments or at one time, and may provide for aiding any such persons in paying for such shares by compensation for services rendered, promissory notes or otherwise. Any such stock purchase plan or agreement or stock option plan or agreement may include, among other features, the fixing of eligibility for participation therein, the class and price of shares to be issued or sold under the plan or agreement, the number of shares which may be subscribed for, the method of payment therefor, the reservation of title until full payment therefor, the effect of the termination of employment, an option or obligation on the part of the Corporation to repurchase the shares upon termination of employment, restrictions upon transfer of the shares, the time limits of and termination of the plan and any other matters, not in violation of applicable law, as may be included in the plan as approved or authorized by the Board of any committee of the Board.

         Section 6. CONSTRUCTION AND DEFINITIONS. Unless the context otherwise requires, the general provisions, rules of construction, and definitions contained in the Delaware General Corporation Law shall govern the construction of these Bylaws.

                          ARTICLE VI - INDEMNIFICATION

         Section 1. DEFINITIONS. For the purpose of this Article, "agent" includes any person who is or was a Director, officer, employee or other agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, or was a director, officer, employee or agent of a foreign or domestic corporation which was a predecessor corporation of the Corporation or of another enterprise at the request of such predecessor corporation; "proceeding" include any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative; and "expenses" include attorneys' fees and any expenses of establishing a right to indemnification under Section 4 or Section 5(d).

         Section 2. INDEMNIFICATION IN ACTIONS BY THIRD PARTIES. The Corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Corporation to procure a judgment in its favor) by reason of the fact that such person is or was an agent of the Corporation, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if such person acted in good faith and in a manner such person reasonably believed to be in the best interests of the Corporation and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such person was unlawful. The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of the Corporation or that the person had reasonable cause to believe that the person's conduct was unlawful.

         Section 3. INDEMNIFICATION IN ACTIONS BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was an agent of the Corporation, against expenses actually and reasonably incurred by such person in connection with the defense or settlement of such action if such person acted in good faith and in a manner such person believed to be in the best interests of the Corporation and its stockholders. No indemnification shall be made under this Section 3:

                  (a) In respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation in the performance of such person's duty to the Corporation and its stockholders, unless and only to the extent that the court in which such proceeding is or was pending shall determine upon application that, in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for expenses and then only to the extent that the court shall determine;

                  (b) Of amounts paid in settling or otherwise disposing of a pending action without court approval; or

                  (c) Of expenses incurred in defending a pending action which is settled or otherwise disposed of without court approval.

         Section 4. INDEMNIFICATION AGAINST EXPENSES. To the extent that an agent of the Corporation has been successful, on the merits in defense of any proceeding referred to in Sections 2 or 3 or in defense of any claim, issue or matter therein, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith.

         Section 5. REQUIRED DETERMINATIONS. Except as provided in Section 4, any indemnification under this Article shall be made by the Corporation only if authorized in the specific case, upon a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in Sections 2 or 3 by any of the following:

                  (a) A majority vote of a quorum consisting of Directors who are not parties to such proceeding;

                  (b) If such a quorum of Directors is not obtainable, by independent legal counsel in a written opinion;

                  (c) Approval of the stockholders, with the shares owned by the person to be indemnified not being entitled to vote thereon; or

                  (d) The court in which such proceeding is or was pending upon application made by the Corporation or the agent or the attorney or other person rendering services in connection with the defense, whether or not such application by the agent, attorney or other person is opposed by the Corporation.

         Section 6. ADVANCE OF EXPENSES. Expenses incurred in defending any proceeding may be advanced by the Corporation prior to the final disposition of such proceeding upon receipt of an undertaking by or on behalf of the agent to repay such amount if it shall be determined ultimately that the agent is not entitled to be indemnified as authorized in this Article.

         Section 7. OTHER INDEMNIFICATION. The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any bylaw, agreement, vote of stockholders or disinterested Directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office, to the extent such additional rights to indemnification are authorized in the Certificate of Incorporation. The rights to indemnity hereunder shall continue as to a person who has ceased to be a Director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of the person. Nothing contained in this Article shall affect any right to indemnification to which persons other than such Directors and officers may be entitled by contract or otherwise.

         Section 8. FORMS OF INDEMNIFICATION NOT PERMITTED. No indemnification or advance shall be made under this Article, except as provided in Section 4 or Section 5(d), in any circumstance where it appears:

                  (a) That it would be inconsistent with a provision of the Certificate of Incorporation, Bylaws, a resolution of the stockholders or an agreement in effect at the time of the accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification; or

                  (b) That it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

         Section 9. INSURANCE. The Corporation shall have power to purchase and maintain insurance on behalf of any agent of the Corporation against any liability asserted against or incurred by the agent in such capacity or arising out of the agent's status as such whether or not the Corporation would have the power to indemnify the agent against such liability under the provisions of this Article. In the event that any insurance maintained by the Corporation does not provide full coverage, either by the requirement of a deductible or co-payment or by the fact that the expenses actually and reasonably incurred exceed the insurance limits or for any other reason, the

Corporation shall have the power to indemnify that agent or person for the amount not covered by the insurance; PROVIDED, HOWEVER, that the Corporation shall have the power to indemnify the agent or person against such liability notwithstanding any insurance and in accordance with the provisions of this Article.

         Section 10. NONAPPLICABILITY TO FIDUCIARIES OF EMPLOYEE BENEFIT PLANS. This Article does not apply to any proceeding against any trustee, investment manager or other fiduciary of an employee benefit plan in such person's capacity as such, even though such person may also be an agent of the Corporation as defined in Section 1. The Corporation shall have the power to indemnify such a trustee, investment manager or other fiduciary to the fullest extent permitted by the Delaware General Corporation Law.

                         ARTICLE VII - EMERGENCY BYLAWS

         During any emergency resulting from an attack on the United States or on a locality in which the Corporation conducts its business or customarily holds meetings of the Board or its stockholders, or during any nuclear or atomic disaster, or during the existence of any catastrophe or other similar emergency condition as a result of which a quorum of the Board or of the executive committee, if any, cannot readily be convened for action, a meeting of the Board or of said committee may be called by any officer or Director. Such notice may be given only to such of the Directors or members of the committee, as the case may be, as it may be feasible to reach at the time and by such means as may be feasible at the time including, without limitation, publication or radio.

         The Director or Directors in attendance at the meeting of the Board, and the member or members of the executive committee, if any, in attendance at the meeting of the committee, shall constitute a quorum. If none are in attendance at the meeting, the officers or other persons designated on a list approved by the Board before the emergency, all in such order of priority and subject to such conditions and for such period of time (not longer than reasonably necessary after termination of the emergency) as may be provided in the resolution approving the list, shall to the extent required to provide a quorum at any meeting of the Board or of the executive committee, be deemed Directors or members of the committee, as the case may be, for such meeting.

         The Board, either before or during any such emergency, may provide, and from time to time modify, lines of succession in the event that during such emergency any or all officers or agents of the Corporation shall for any reason be rendered incapable of discharging their duties. The Board, either before or during any such emergency, may, effective in the emergency, change the principal executive office or designate several alternative offices or authorize the officers so to do.

                            ARTICLE VIII - AMENDMENTS

         These Bylaws may be amended or repealed either by approval of the outstanding shares or by the approval of the Board; provided, however, that after the issuance of shares, a Bylaw specifying or changing a fixed number of Directors (except for a fixed number within a maximum or minimum range) or the maximum or minimum number of a range, or changing from a fixed to a variable Board or vice versa, may only be adopted by approval of the outstanding shares.

                  SECRETARY'S CERTIFICATE OF ADOPTION OF BYLAWS

         I hereby certify that I am the duly elected and acting Secretary of WD-40 COMPANY, a Delaware corporation, and that the foregoing Bylaws constitute the Bylaws of said Corporation as duly adopted on _____________ __, 1999.

         IN WITNESS WHEREOF, I have signed my name and affixed the seal of said Corporation this ____ day of ___________, 1999.



                                                   ----------------------------
                                                                      Secretary

(CORPORATE SEAL)

[INDEMNITEE'S NAME]

                                   APPENDIX D
                              INDEMNITY AGREEMENT

         THIS INDEMNITY AGREEMENT ("AGREEMENT"), effective as of
_________ __, 1999, is entered into by and between WD-40 COMPANY, a Delaware corporation (the "CORPORATION"), and [INDEMNITEE'S NAME] (the "INDEMNITEE").

                              W I T N E S S E T H:

         WHEREAS, Indemnitee is a member of the board of directors of the Corporation or a subsidiary of the Corporation (the "BOARD OF DIRECTORS") or is an officer of the Corporation or a subsidiary of the Corporation, and in such capacity is performing a valuable service for the Corporation; and

         WHEREAS, competent persons have become reluctant to serve corporations as directors, officers or in other capacities unless they are provided with protection from the risk of personal claims and actions against them arising out of their service to and activities on behalf of such corporations; and

         WHEREAS, the Corporation has provided in the Certificate of Incorporation of the Corporation (the "CERTIFICATE OF INCORPORATION") that a director's liability to the Corporation's stockholders for monetary damages shall be eliminated to the fullest extent permissible under Delaware law (with certain limited exceptions), and further has provided in the Certificate of Incorporation that the Corporation will indemnify its directors and officers to the maximum extent permitted under applicable law; and

         WHEREAS, Indemnitee is willing to serve, continue to serve, and take on additional service for or on behalf of the Corporation on the condition that he or she be indemnified as herein provided; and

         WHEREAS, it is intended that Indemnitee shall be paid promptly by the Corporation all amounts necessary to effectuate in full the indemnity provided herein;

         NOW, THEREFORE, in consideration of the premises and the covenants in this Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:

              1. SERVICES BY INDEMNITEE. Indemnitee agrees to serve as a director or officer of the Corporation or any subsidiary of the Corporation so long as he or she is duly appointed or elected and qualified in accordance with the applicable provisions of Certificate of Incorporation and Bylaws of the Corporation or any subsidiary of the Corporation and until such time as he or she resigns or fails to stand for election or is removed from his or her position. Indemnitee may at any time and for any reason resign or be removed from such position (subject to any other contractual obligation or other obligation imposed by operation of law), without affecting the indemnification agreed to hereunder, in which event the Corporation shall have no obligation under this Agreement to continue Indemnitee in any such position.

              2. Proceedings Other than Proceedings by or in the Right of the Corporation.

                  (a) The Corporation shall indemnify Indemnitee against Expenses and Liabilities incurred in connection with any Proceeding arising out of acts or omissions of Indemnitee occurring during Indemnitee's service as a director or as an officer of the Corporation or any subsidiary of the Corporation, other than a Proceeding by or in the right of the Corporation against Indemnitee, to the fullest extent permitted by applicable law or the Certificate of Incorporation (as such law or the Certificate of Incorporation may be amended from time to time, but only to the extent that any such amendment permits the Corporation to provide broader indemnification rights than such law or the Certificate of Incorporation permitted the Corporation to provide before such amendment), so long as Indemnitee has acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal Proceeding, Indemnitee had no reasonable cause to believe that Indemnitee's conduct was unlawful.

                  (b) Indemnitee shall be paid promptly by the Corporation all amounts necessary to effectuate the foregoing indemnity.

              3. INDEMNIFICATION FOR PROCEEDINGS BY OR IN THE RIGHT OF THE CORPORATION.

                  (a) The Corporation shall indemnify Indemnitee against Expenses and Liabilities incurred in connection with any Proceeding by or in the right of the Corporation against Indemnitee and arising out of acts or omissions of Indemnitee occurring during Indemnitee's service as a director or as an officer of the Corporation or any subsidiary of the Corporation to the fullest extent permitted by applicable law or the Certificate of Incorporation (as such law or the Certificate of Incorporation may be amended from time to time, but only to the extent that any such amendment permits the Corporation to provide broader indemnification rights than such law or the Certificate of Incorporation permitted the Corporation to provide before such amendment), so long as Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation AND except that no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnification for Expenses and Liabilities incurred in connection with any such claim, issue or matter (as the Delaware Court of Chancery or such other court shall deem proper).

                  (b) Indemnitee shall be paid promptly by the Corporation all amounts necessary to effectuate the foregoing indemnity.

              4. INDEMNIFICATION UNDER CERTIFICATE OF INCORPORATION. The right to indemnification provided for in the Certificate of Incorporation (as the Certificate of Incorporation may be amended from time to time, but only to the extent that any such amendment permits the Corporation to provide broader indemnification rights than the Certificate of Incorporation permitted the Corporation to provide before such amendment) shall be presumed to have been relied upon by Indemnitee in serving or continuing to serve the Corporation and shall be enforceable as a contract right.

              5. INDEMNIFICATION FOR EXPENSES OF A PARTY WHO IS WHOLLY OR PARTLY SUCCESSFUL. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is a party to and is successful, on the merits or otherwise, in any Proceeding arising out of acts or omissions of Indemnitee occurring during Indemnitee's service as a director or officer of the Corporation or any subsidiary of the Corporation, he or she shall be indemnified against Expenses and Liabilities actually and reasonably incurred by him or her or on his or her behalf in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Corporation shall indemnify Indemnitee against all Expenses and Liabilities actually and reasonably incurred by him or her or on his or her behalf in connection with each successfully resolved claim, issue or matter. For the purposes of this Section and without limiting the foregoing, the termination of any claim, issue or matter in any such Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

              6. ADVANCEMENT OF EXPENSES. All reasonable Expenses incurred by or on behalf of Indemnitee shall be advanced from time to time by the Corporation to Indemnitee within thirty (30) days after the Corporation's receipt of a written request for an advance of Expenses, whether prior to or after final disposition of a Proceeding (except to the extent that there has been a Final Adverse Determination that Indemnitee is not entitled to be indemnified for such Expenses). The written request for an advancement of any and all Expenses under this paragraph shall contain reasonable detail of the Expenses incurred by Indemnitee. Indemnitee hereby agrees to repay the amounts advanced if it is ultimately determined that Indemnitee is not entitled to be indemnified pursuant to the terms of this Agreement.

              7. LIMITATIONS. The foregoing indemnity and advancement of Expenses shall apply only to the extent that Indemnitee has not been indemnified and reimbursed pursuant to such insurance as the Corporation may maintain for Indemnitee's benefit, or otherwise; provided, however, that notwithstanding the availability of such other indemnification and reimbursement, Indemnitee may claim indemnification and advancement of Expenses pursuant to this Agreement by assigning to the Corporation, at its request, Indemnitee's claims under such insurance to the extent Indemnitee has been paid by the Corporation.

              8. INSURANCE AND FUNDING. The Corporation may purchase and maintain insurance to protect itself and/or Indemnitee against any Expenses and Liabilities in connection with any Proceeding to the fullest extent permitted by applicable laws. The Corporation may create a trust fund, grant an interest or use other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification or advancement of Expenses as provided in this Agreement.

              9. PROCEDURE FOR DETERMINATION OF ENTITLEMENT TO INDEMNIFICATION.

                  (a) Whenever Indemnitee believes that he or she is entitled to indemnification pursuant to this Agreement, Indemnitee shall submit a written request for indemnification to the Corporation. Any request for indemnification shall include sufficient documentation or information reasonably available to Indemnitee to support his or her claim for indemnification. Indemnitee shall submit such claim for indemnification within a reasonable time not to exceed five years after any judgment, order, settlement, dismissal, arbitration award, conviction, acceptance of a plea of nolo contendere or its equivalent, final termination or other disposition or partial disposition of any Proceeding, whichever is the later date for which Indemnitee requests indemnification. The President or the Secretary or other appropriate officer shall, promptly upon receipt of Indemnitee's request for indemnification, advise the Board of Directors in writing that Indemnitee has made such request. Determination of Indemnitee's entitlement to indemnification shall be made not later than ninety (90) days after the Corporation's receipt of his or her written request for such indemnification.

                  (b) The Indemnitee shall be entitled to select the forum in which Indemnitee's request for indemnification will be heard, which selection shall be included in the written request for indemnification required in Section 9(a). The forum shall be any one of the following:

                       (i)   The stockholders of the Corporation;

                       (ii) A quorum of the Board of Directors consisting of Disinterested Directors; or

                       (iii) Independent Legal Counsel, who shall make the
             determination in a written opinion.

         If Indemnitee fails to make such designation, his or her claim shall be determined by an appropriate court of the State of Delaware.

                  (c) Indemnitee shall cooperate with the person, persons or entity making such determination with respect to Indemnitee's entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such determination. Any costs or expenses (including attorneys' fees and disbursements) incurred by Indemnitee in so cooperating with the person, persons or entity making such determination shall be borne by the Corporation (irrespective of the determination as to Indemnitee's entitlement to indemnification) and the Corporation hereby indemnifies and agrees to hold Indemnitee harmless therefrom.

              10. PRESUMPTION AND EFFECTS OF CERTAIN PROCEEDINGS.

                  (a) In making a determination with respect to entitlement to indemnification hereunder, the person, persons or entity making such determination shall presume that Indemnitee is entitled to indemnification under this Agreement if Indemnitee has submitted a request for indemnification in accordance with Section 9(a) of this Agreement, and the Corporation shall have the burden of proof to overcome that presumption in connection with the making by any person, persons or entity of any determination contrary to that presumption.

                  (b) If the person, persons or entity empowered or selected under Section 9(b) of this Agreement to determine whether Indemnitee is entitled to indemnification shall not have made a determination within ninety (90) days after receipt by the Corporation of the request therefor, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be entitled to such indemnification, absent
          (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with the request for indemnification, or (ii) prohibition of such indemnification under applicable law; provided, however, that such ninety (90) day period may be extended for a reasonable time, not to exceed an additional ninety (90) days, if the person, persons or entity making the determination with respect to entitlement to indemnification in good faith require(s) such additional time for the obtaining or evaluating of documentation and/or information relating thereto.

          11. FEES AND EXPENSES OF INDEPENDENT LEGAL COUNSEL. The Corporation agrees to pay the reasonable fees and expenses of Independent Legal Counsel should such Counsel be retained to make a determination of Indemnitee's entitlement to indemnification pursuant to Section 9 of this Agreement, and to fully indemnify such Counsel against any and all expenses and losses incurred by any of them arising out of or relating to this Agreement or their engagement pursuant hereto.

          12. REMEDIES OF INDEMNITEE.

                  (a) In the event that (i) a determination pursuant to
          Section 9 hereof is made that Indemnitee is not entitled to indemnification, (ii) advances of Expenses are not made pursuant to this Agreement, (iii) payment has not been timely made following a determination of entitlement to indemnification pursuant to this Agreement, or (iv) Indemnitee otherwise seeks enforcement of this Agreement, Indemnitee shall be entitled to a final adjudication in an appropriate court of the State of Delaware of his or her rights. The Corporation shall not oppose Indemnitee's right to seek any such adjudication.

                  (b) In the event that a determination that Indemnitee is not entitled to indemnification, in whole or in part, has been made pursuant to Section 9 hereof, the decision in the judicial proceeding provided in paragraph (a) of this Section 12 shall be made de novo and Indemnitee shall not be prejudiced by reason of a determination that he or she is not entitled to indemnification.

                  (c) If a determination that Indemnitee is entitled to indemnification has been made pursuant to Section 9 or 10 hereof or otherwise pursuant to the terms of this Agreement, the Corporation shall be bound by such determination in the absence of (i) a misrepresentation of a material fact by Indemnitee or (ii) a specific finding (which has become final) by an appropriate court of the State of Delaware that all or any part of such indemnification is expressly prohibited by law.

                  (d) In any court proceeding pursuant to this Section 12, the Corporation shall be precluded from asserting that the procedures and presumptions of this Agreement are not valid, binding and enforceable. The Corporation shall stipulate in any such court that the Corporation is bound by all the provisions of this Agreement and is precluded from making any assertion to the contrary.

                  (e) Expenses reasonably incurred by Indemnitee in connection with his or her request for indemnification under this Agreement, seeking enforcement of this Agreement or to recover damages for breach of this Agreement shall be borne by the Corporation.

              13. MODIFICATION, WAIVER, TERMINATION AND CANCELLATION. No supplement, modification, termination, cancellation or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver.

              14. NOTICE BY INDEMNITEE AND DEFENSE OF CLAIM. Indemnitee shall promptly notify the Corporation in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any matter, whether civil, criminal, administrative or investigative, but the omission so to notify the Corporation will not relieve it from any liability which it may have to Indemnitee if such omission does not prejudice the Corporation's rights. If such omission does prejudice the Corporation's rights, the Corporation will be relieved from liability only to the extent of such prejudice; nor will such omission relieve the Corporation from any liability which it may have to Indemnitee otherwise than under this Agreement. With respect to any Proceeding as to which Indemnitee notifies the Corporation of the commencement thereof:

                  (a) The Corporation will be entitled to participate therein at its own expense; and

                  (b) The Corporation jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel reasonably satisfactory to Indemnitee; PROVIDED, HOWEVER, that the Corporation shall not be entitled to assume the defense of any Proceeding if Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Corporation and Indemnitee with respect to such Proceeding. After notice from the Corporation to Indemnitee of its election to assume the defense thereof, the Corporation will not be liable to Indemnitee under this Agreement for any Expenses subsequently incurred by Indemnitee in connection with the defense thereof, other than reasonable costs of investigation or as otherwise provided below. Indemnitee shall have the right to employ his or her own counsel in such Proceeding but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of Indemnitee unless:

                       (i) The employment of counsel by Indemnitee has been authorized by the Corporation;

                       (ii) Indemnitee shall have reasonably concluded that counsel engaged by the Corporation may not adequately represent Indemnitee; or

                       (iii) The Corporation shall not in fact have employed
             counsel to assume the defense in such Proceeding or shall not in fact have assumed such defense and be acting in connection therewith with reasonable diligence; in each of which cases the fees and expenses of such counsel shall be at the expense of the Corporation.

                  (c) The Corporation shall not settle any Proceeding in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee's written consent; PROVIDED, HOWEVER, that Indemnitee will not unreasonably withhold his or her consent to any proposed settlement.

              15. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, or (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

                  (a) If to Indemnitee, to:
                      [INDEMNITEE'S NAME]

                      ------------------------------
                      ------------------------------
                      ------------------------------

                  (b) If to the Corporation, to:
                      WD-40 Company

                      ------------------------------
                      ------------------------------
                      ------------------------------

                      Attention:  President

or to such other address as may have been furnished to Indemnitee by the Corporation or to the Corporation by Indemnitee, as the case may be.

              16. NONEXCLUSIVITY. The rights of Indemnitee hereunder shall not be deemed exclusive of any other rights to which Indemnitee may now or in the future be entitled under the Delaware General Corporation Law, the Certificate of Incorporation or the Bylaws of the Corporation, or any agreements, vote of stockholders, resolution of the Board of Directors or otherwise.

              17. CERTAIN DEFINITIONS.

                  (a) "Disinterested Director" shall mean a director of the Corporation who is not or was not a party to the Proceeding in respect of which indemnification is being sought by Indemnitee.

                  (b) "Expenses" shall include all direct and indirect costs (including, without limitation, attorneys' fees, retainers, court costs, transcripts, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, all other disbursements or out-of-pocket expenses and reasonable compensation for time spent by Indemnitee for which he or she is otherwise not compensated by the Corporation) actually and reasonably incurred in connection with a Proceeding or establishing or enforcing a right to indemnification under this Agreement, applicable law or otherwise; provided, however, that

          "Expenses" shall not include any Liabilities.

                  (c) "Final Adverse Determination" shall mean that a determination that Indemnitee is not entitled to indemnification shall have been made pursuant to Section 9 hereof and either (1) a final adjudication in a Delaware court pursuant to Section 12(a) hereof shall have denied Indemnitee's right to indemnification hereunder, or (2) Indemnitee shall have failed to file a complaint in a Delaware court pursuant to Section 12(a) for a period of one hundred twenty (120) days after the determination made pursuant to
          Section 9 hereof.

                  (d) "Indemnification Period" shall mean the period of time during which Indemnitee shall continue to serve as a director or as an officer of the Corporation or any subsidiary of the Corporation, and thereafter so long as Indemnitee shall be subject to any possible Proceeding arising out of acts or omissions of Indemnitee as a director or as an officer of the Corporation or any subsidiary of the Corporation.

                  (e) "Independent Legal Counsel" shall mean a law firm or a member of a law firm selected by the Corporation and approved by Indemnitee (which approval shall not be unreasonably withheld) and that neither is presently nor in the past five years has been retained to represent: (i) the Corporation or any subsidiary of the Corporation, in any material matter, or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Legal Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Corporation or Indemnitee in an action to determine Indemnitee's right to indemnification under this Agreement.

                  (f) "Liabilities" shall mean liabilities of any type whatsoever including, but not limited to, any judgments, fines, ERISA excise taxes and penalties, penalties and amounts paid in settlement (including all interest assessments and other charges paid or payable in connection with or in respect of such judgments, fines, penalties or amounts paid in settlement) of any Proceeding.

                  (g) "Proceeding" shall mean any threatened, pending or completed action, claim, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other proceeding whether civil, criminal, administrative or investigative, including any appeal therefrom.

              18. BINDING EFFECT, DURATION AND SCOPE OF AGREEMENT. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Corporation), spouses, heirs and personal and legal representatives. This Agreement shall continue in effect during the Indemnification Period, regardless of whether Indemnitee continues to serve as a director or as an officer of the Corporation or any subsidiary of the Corporation.

              19. SEVERABILITY. If any provision or provisions of this Agreement (or any portion thereof) shall be held to be invalid, illegal or unenforceable for any reason whatsoever:

                  (a) the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby; and

                  (b) to the fullest extent legally possible, the provisions of this Agreement shall be construed so as to give effect to the intent of any provision held invalid, illegal or unenforceable.

              20. GOVERNING LAW AND INTERPRETATION OF AGREEMENT. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, as applied to contracts between Delaware residents entered into and to be performed entirely within Delaware. If the laws of the State of Delaware are hereafter amended to permit the Corporation to provide broader indemnification rights than said laws permitted the Corporation to provide prior to such amendment, the rights of indemnification and advancement of expenses conferred by this Agreement shall automatically be broadened to the fullest extent permitted by the laws of the State of Delaware, as so amended.

              21. CONSENT TO JURISDICTION. The Corporation and Indemnitee each irrevocably consent to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be brought only in the state courts of the State of Delaware.

              22. ENTIRE AGREEMENT. This Agreement represents the entire agreement between the parties hereto, and there are no other agreements, contracts or understandings between the parties hereto with respect to the subject matter of this Agreement, except as specifically referred to herein or as provided in Section 16 hereof.

              23. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement.

         IN WITNESS WHEREOF, this Agreement is executed and delivered as of the date first set forth above.

                              WD-40 COMPANY

                              By:
                                  ----------------------------------------
                              Title:
                                     -------------------------------------

                              INDEMNITEE

                              ------------------------------------------
                              [INDEMNITEE'S NAME]

PROXY                            WD-40 COMPANY                            PROXY
                               1061 Cudahy Place
                               San Diego, CA 92110

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking previous proxies for such stock, hereby appoints John
S. Barry and Harlan F. Harmsen, and each of them, proxies of the undersigned, with power of substitution to each, to vote all stock of WD-40 Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Mission Valley Doubletree Hotel, Grand Ballroom, 901 Camino del Rio South, San Diego, California 92108, on Tuesday, December 14, 1999 at 2:00 p.m. and at any adjournments thereof.

                                                      Please mark, sign, date
                                                      and return the proxy card
                                                      promptly using the
                                                      enclosed envelope

MANAGEMENT RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS:

                                                                            WITHHOLD       FOR ALL
                                                             FOR ALL        FOR ALL        EXCEPT
1. ELECTION OF DIRECTORS: Nominees:
    01-J.S. Barry, 02-M.L. Crivello, 03-D.W. Derbes,
    04-H.F. Harmsen, 05-J.L. Heckel, 06-G.O. Ridge,
    07-M.L. Roulette, 08-G.C. Schleif, 09-C.F. Sehnert,
    10-E.J. Walsh
    (INSTRUCTIONS: To withhold authority to vote for
    any nominee(s), write that nominee's name on the
    space provided below.)
    ---------------------------------------

                                                             FOR            AGAINST        ABSTAIN
2. To change the state of incorporation of
   the Company from California to Delaware.                  / /              / /           / /

3. To increase the number of authorized shares
   of common stock of the Company from
   18,000,000 to 36,000,000.                                / /              / /           / /

4. To ratify the selection of
   PricewaterhouseCoopers LLP as the Company's
   independent accountants for fiscal year 2000.            / /             / /           / /


Dated:                         , 1999
       ------------------------

Signature:
           --------------------

Title:
      -------------------------
Important: Please sign exactly as name appears on this proxy.
When signing as attorney, executor, guardian, corporate officer, etc., please indicate full title.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.